UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02405, 811-09739 and 811-21434

Name of Fund: BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC, 40 East 52nd Street, New York, NY 10022

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2010

Date of reporting period: 09/30/2010

Item 1 – Report to Stockholders

September 30, 2010

Annual Report

BlackRock Balanced Capital Fund, Inc.

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Dear Shareholder

The global economic recovery that began in 2009 has continued on its choppy course this year, delivering mixed economic data and gradual if uneven improvement of investor sentiment. The risks of a double-dip recession continue to recede, but the economy remains mired in a slow-growth environment. The major short-term ambiguities that kept market participants on the fence — the US financial reform bill, political uncertainty, European bank stress test results, and European sovereign funding — have all abated to some degree, allowing market conditions to regain some degree of normalcy and demonstrate growth. In the United States, the National Bureau of Economic Research declared that the “Great Recession” ended in June 2009. Spanning December 2007 to June 2009, this marked the longest reported recession since the Great Depression. Structural problems of ongoing deleveraging and weak spending among businesses and households weigh heavily on the pace of economic growth. The Federal Reserve Board has made it clear that additional policy action will be needed to combat the slow pace of growth, high unemployment, and deflation risks.

The high levels of volatility experienced in global equity markets throughout 2009 continued into 2010 as uncertainty driven by mixed economic data and lingering credit issues caused stocks to trade in both directions, but by the end of the first quarter, most markets had managed to post gains. The second quarter, in contrast, brought higher levels of volatility and a “flight to quality” as investor sentiment was dominated by fears of a double-dip recession. Global equity markets saw negative quarterly returns — and for many markets, the first significant downturn since the bull market began in March 2009. As the end of the 12-month period drew near, economic data turned less negative and strong corporate earnings reports became increasingly consistent. These factors along with the anticipation of further quantitative easing drove equity markets higher in the third quarter, with most markets recapturing their second quarter losses and moving into positive territory year-to-date. International equities turned positive, posting gains on both a six- and 12-month basis. In the US, both large and small cap equities posted robust gains for the 12-month period; however large cap stocks remain negative on a six-month basis while small caps turned positive.

In fixed income markets, yields fluctuated but generally declined over the past 12 months amid heightened uncertainty. Weak economic data, lingering credit problems and, near the end of the period, the expectation of additional quantitative easing drove interest rates lower and bond prices higher. Treasuries rallied over the period, modestly outperforming the credit spread sectors of the market. Corporate credit spreads benefited from the low interest rate environment and high yield fixed income became increasingly attractive due to declining default rates and better-than-expected results on European bank stress tests. Tax-exempt municipal bonds performed well over the 12-month period, driven primarily by technical factors including favorable supply-and-demand dynamics.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Against this backdrop, the major market averages posted the following returns:

Total Returns as of September 30, 2010	6-month	12-month

US large cap equities (S&P 500 Index)	(1.42)%	10.16%

US small cap equities (Russell 2000 Index)	0.25	13.35

International equities (MSCI Europe, Australasia, Far East Index)	0.20	3.27

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.07	0.13

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	13.20	10.23

US investment grade bonds (Barclays Capital US Aggregate Bond Index)	6.05	8.16

Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	5.51	5.81

US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.55	18.24

          Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As global economic conditions continue to improve, investors across the world continue to face uncertainty about the future of economic growth. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. We thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2010

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2010, the Fund, through its investment in Master Large Cap Core Portfolio of Master Large Cap Series LLC (the “equity allocation”) and Master Total Return Portfolio of Master Bond LLC (the “fixed income allocation”), underperformed its blended benchmark (60% Russell 1000 Index/40% Barclays Capital US Aggregate Bond Index). The Fund’s Institutional and Investor A Share classes outpaced the fixed income benchmark, the Barclays Capital US Aggregate Bond Index, while the Investor B, Investor C, and Class R Share classes trailed the fixed income benchmark. All of the Fund’s share classes underperformed the equity benchmark, the Russell 1000 Index.

What factors influenced performance?

•

The primary detractor from performance during the period was security selection within the Fund’s equity allocation, particularly within the industrials, information technology (“IT”) and energy sectors. In industrials, exposure to the more cyclical electrical companies detracted from performance as concerns about the slow pace of economic growth pressured share prices, while holdings of aerospace and defense companies lagged due to concerns about government spending for defense. In IT, holdings of disk drive companies hurt performance as concerns about margin weakness and deteriorating demand dragged share prices down. In addition, a limited exposure to Apple, Inc. was a disadvantage. In the energy sector, exposure to more cyclical service companies detracted from returns. Conversely, stock selection in the health care sector and an underweight position in financials contributed positively to performance.

•

More broadly, the Fund benefited from being overweight in equities and underweight in fixed income relative to the blended benchmark. Although equity markets experienced high levels of volatility over the 12-month period, equity returns outpaced fixed income for the year.

Describe recent portfolio activity.

•

While market activity caused shifts between the Fund’s equity and fixed income allocations during the 12-month period, the Fund remained overweight in equities and underweight in fixed income throughout the period. In addition, fund management reduced the Fund’s equity overweight in late 2009, but added back to equities in the spring of 2010 as sentiment improved and valuations became more attractive.

Describe portfolio positioning at period end.

•	At period end, the Fund was slightly overweight relative to the blended benchmark in equities (by approximately 4%) and underweight in fixed income.

•

The Fund’s equity allocation maintains a pro-cyclical bias, emphasizing companies with strong balance sheets and superior free cash flow generation. However, that positioning is balanced with exposure to traditional defensive areas. On a sector basis, consumer discretionary and health care are the largest overweights relative to the Russell 1000 Index, while financials and consumer staples are the most significant underweights.

•

The Fund’s fixed income allocation is generally underweight in government-related sectors in favor of non-government spread sectors. Within government-related sectors, the Fund is underweight in US Treasuries, agency debentures and FDIC-guaranteed debt. The fixed income allocation is overweight in non-government spread sectors, including commercial mortgage-backed securities (“MBS”), asset-backed securities and investment-grade corporate debt. In addition, the fixed income allocation has holdings outside the benchmark, including non-agency MBS and high yield corporate bonds. At period end, the Fund’s fixed income allocation had a slightly longer duration relative to the Barclays Capital US Aggregate Bond Index and maintained yield-curve-flattening bias.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund, through a fully managed investment policy, utilizes equity, debt and convertible securities.

[3]

This unmanaged index is a widely recognized market weighted index comprised of investment grade corporate bonds, rated BBB or better, mortgages and US Treasury and government agency issues with at least one year to maturity.

[4]

This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

[5]	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000 Index (60%) and Barclays Capital US Aggregate Bond Index (40%).

Performance Summary for the Period Ended September 30, 2010

		Average Annual Total Returns[6]

		1 Year		5 Years		10 Years

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	(0.39)%	8.75%	N/A	1.98%	N/A	2.21%	N/A
Investor A	(0.55)	8.38	2.69%	1.69	0.59%	1.93	1.38%
Investor B	(1.00)	7.37	2.87	0.80	0.51	1.29	1.29
Investor C	(0.95)	7.53	6.53	0.88	0.88	1.14	1.14
Class R	(0.80)	7.87	N/A	1.29	N/A	1.68	N/A
Barclays Capital US Aggregate Bond Index	6.05	8.16	N/A	6.20	N/A	6.41	N/A
Russell 1000 Index	(1.21)	10.75	N/A	0.86	N/A	(0.21)	N/A
60% Russell 1000 Index/40% Barclays Capital US Aggregate Bond Index	1.97	10.23	N/A	3.36	N/A	2.78	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of the Fund are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to January 3, 2003, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s investment advisor waived a portion of its investment advisory fee. Without such waiver, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on April 1, 2010 and held through September 30, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]

	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[1]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[1]	Annualized Expense Ratio

Institutional	$1,000.00	$996.10	$4.00	$1,000.00	$1,021.09	$4.05	0.80%
Investor A	$1,000.00	$994.50	$5.55	$1,000.00	$1,019.53	$5.62	1.11%
Investor B	$1,000.00	$990.00	$9.98	$1,000.00	$1,015.07	$10.10	2.00%
Investor C	$1,000.00	$990.50	$9.53	$1,000.00	$1,015.52	$9.65	1.91%
Class R	$1,000.00	$992.00	$7.79	$1,000.00	$1,017.28	$7.89	1.56%

[1]

For each class of the Fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests significantly in Master portfolios, the expense table example reflects the expenses of both the Fund and the Master Portfolios in which it invests.

[2]	Hypothetical 5% return before expenses is calculated by pro-rating the number of days in the most fiscal half-year divided by 365.

6	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

The Benefits and Risks of Leveraging

Master Total Return Portfolio of Master Bond LLC (the “Master Bond LLC”) may utilize leverage to seek to enhance its yield. However, this objective cannot be achieved in all interest rate environments.

The Master Bond LLC may utilize leverage by participation in the Term Asset-Backed Securities Loan Facility (“TALF”), or through entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Master Bond LLC on its longer-term portfolio investments. To the extent that the total assets of the Master Bond LLC (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Master Bond LLC’s investors will benefit from the incremental net income.

Furthermore, the value of the Master Bond LLC’s investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Master Bond LLC’s NAV positively or negatively in addition to the impact on the Master Bond LLC’s performance from leverage discussed above.

The use of leverage may enhance opportunities for increased income to the Master Bond LLC, but as described above, it also creates risks as short-or long-term interest rates fluctuate. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Master Bond LLC’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Master Bond LLC’s net income will be less than if leverage had not been used. The Master Bond LLC may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Master Bond LLC to incur losses. The use of leverage may limit the Master Bond LLC’s ability to invest in certain types of securities or use certain types of hedging strategies. The Master Bond LLC will incur expenses in connection with the use of leverage, all of which are borne by Master Bond LLC investors and may reduce income.

Derivative Financial Instruments

Master Bond LLC may invest in various derivative instruments, including financial futures contracts, swaps, options and foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements of the Master Bond LLC, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Master Bond LLC’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Master Bond LLC to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Bond LLC can realize on an investment or may cause the Master Bond LLC to hold an investment that it might otherwise sell. The Master Bond LLC’s investments in these instruments are discussed in detail in the Notes to Financial Statements of Master Bond LLC.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	7

Statement of Assets and Liabilities

September 30, 2010

Assets

Investment in Master Large Cap Core Portfolio of Master Large Cap Series LLC (“Master Large Cap LLC”)[1] (cost — $657,911,116)	$709,740,832
Investment in Master Total Return Portfolio of Master Bond LLC (“Master Bond LLC”)[1] (cost — $403,000,469)	410,265,679
Investment in BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (shares — 8,606,763; cost — $8,606,763)	8,606,763
Capital shares sold receivable	471,045
Prepaid expenses	45,695

Total assets	1,129,130,014

Liabilities

Capital shares redeemed payable	7,638,692
Service and distribution fees payable	158,672
Investment advisory fees payable	101,175
Other affiliates payable	6,317
Officer’s and Directors’ fees payable	863
Other accrued expenses payable	287,824
Other liabilities	671

Total liabilities	8,194,214

Net Assets	$1,120,935,800

Net Assets Consist of

Paid-in capital	$1,147,196,175
Undistributed net investment income	5,312,616
Accumulated net realized loss	(90,667,917)
Net unrealized appreciation/depreciation	59,094,926

Net Assets	$1,120,935,800

Net Asset Value

Institutional — Based on net assets of $547,721,227 and 27,010,651 shares outstanding, 400 million shares authorized, $0.10 par value	$20.28

Investor A — Based on net assets of $488,086,520 and 24,155,361 shares outstanding, 200 million shares authorized, $0.10 par value	$20.21

Investor B — Based on net assets of $14,373,785 and 731,605 shares outstanding, 500 million shares authorized, $0.10 par value	$19.65

Investor C — Based on net assets of $61,017,223 and 3,251,345 shares outstanding, 200 million shares authorized, $0.10 par value	$18.77

Class R — Based on net assets of $9,737,045 and 503,643 shares outstanding, 500 million shares authorized, $0.10 par value	$19.33

[1]	The Master Large Cap LLC and Master Bond LLC are together referred to as the Master Portfolios.

See Notes to Financial Statements.

8	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Statement of Operations

Year Ended September 30, 2010

Investment Income

Interest — affiliated	$3,957
Other income	681
Net investment income allocated from the Master Portfolios:
Interest	24,430,005
Dividends	12,001,115
Securities lending — affiliated	57,965
Interest — affiliated	2,756
Dividends — affiliated
Expenses	(6,211,206)

Total income	30,285,273

Expenses

Investment advisory	5,094,146
Service — Investor A	1,282,237
Service and distribution — Investor B	186,793
Service and distribution — Investor C	610,613
Service and distribution — Class R	45,433
Transfer agent — Institutional	570,226
Transfer agent — Investor A	826,453
Transfer agent — Investor B	66,513
Transfer agent — Investor C	129,032
Transfer agent — Class R	32,175
Professional	162,251
Printing	156,474
Registration	79,715
Officer and Directors	45,319
Custodian	4,143
Miscellaneous	49,060

Total expenses	9,340,583
Less fees waived by advisor	(3,790,533)

Total expenses after fees waived	5,550,050

Net investment income	24,735,223

Realized and Unrealized Gain (Loss)

Net realized gain from:
Litigation proceeds	4,767,151
Foreign currency transactions	14,022
Allocations from the Master Portfolios from investments, financial futures contracts, swaps, options written, foreign currency transactions and borrowed bonds	101,410,224

106,191,397

Net change in unrealized appreciation/depreciation on:
Foreign currency transactions	(22,121)
Allocations from the Master Portfolios from investments, financial futures contracts, swaps, options written, foreign currency transactions, investments sold short and borrowed bonds	(30,263,672)

(30,285,793)

Total realized and unrealized gain	75,905,604

Net Increase in Net Assets Resulting from Operations	$100,640,827

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	9

Statements of Changes in Net Assets

	Year Ended September 30,

Increase (Decrease) in Net Assets:	2010	2009

Operations

Net investment income	$24,735,223	$35,038,450
Net realized gain (loss)	106,191,397	(183,503,196)
Net change in unrealized appreciation/depreciation	(30,285,793)	52,251,616

Net increase (decrease) in net assets resulting from operations	100,640,827	(96,213,130)

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(16,428,308)	(21,167,458)
Investor A	(12,519,042)	(15,847,672)
Investor B	(267,673)	(645,218)
Investor C	(1,161,227)	(1,576,216)
Class R	(193,909)	(245,238)
Net realized gain:
Institutional	—	(38,631,077)
Investor A	—	(31,696,565)
Investor B	—	(2,333,091)
Investor C	—	(4,249,121)
Class R	—	(509,733)

Decrease in net assets resulting from dividends and distributions to shareholders	(30,570,159)	(116,901,389)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(199,582,950)	(132,197,389)

Net Assets

Total decrease in net assets	(129,512,282)	(345,311,908)
Beginning of year	1,250,448,082	1,595,759,990

End of year	$1,120,935,800	$1,250,448,082

Undistributed net investment income	$5,312,616	$10,617,210

See Notes to Financial Statements.

10	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Financial Highlights

	Institutional					Investor A

	Year Ended September 30,					Year Ended September 30,

	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of year	$19.17	$21.96	$29.29	$27.71	$27.00	$19.11	$21.88	$29.19	$27.63	$26.92

Net investment income[1]	0.46	0.54	0.71	0.71	0.63	0.39	0.48	0.62	0.63	0.57
Net realized and unrealized gain (loss)	1.20	(1.60)	(5.31)	2.98	2.22	1.19	(1.58)	(5.28)	2.97	2.21

Net increase (decrease) from investment operations	1.66	(1.06)	(4.60)	3.69	2.85	1.58	(1.10)	(4.66)	3.60	2.78

Dividends and distributions from:
Net investment income	(0.55)	(0.62)	(0.76)	(0.77)	(0.54)	(0.48)	(0.56)	(0.68)	(0.70)	(0.47)
Net realized gain	—	(1.11)	(1.97)	(1.34)	(1.60)	—	(1.11)	(1.97)	(1.34)	(1.60)

Total dividends and distributions	(0.55)	(1.73)	(2.73)	(2.11)	(2.14)	(0.48)	(1.67)	(2.65)	(2.04)	(2.07)

Net asset value, end of year	$20.28	$19.17	$21.96	$29.29	$27.71	$20.21	$19.11	$21.88	$29.19	$27.63

Total Investment Return[2]

Based on net asset value	8.75%[3]	(3.53)%[4]	(16.99)%	13.85%	11.24%	8.38%[5]	(3.79)%[6]	(17.25)%	13.52%	10.98%

Ratios to Average Net Assets[7]

Total expenses	1.08%	0.85%	0.58%	0.57%	0.61%	1.40%	1.17%	0.88%	0.84%	0.86%

Total expenses after fees waived	0.76%	0.64%	0.56%	0.55%	0.59%	1.08%	0.95%	0.85%	0.82%	0.84%

Net investment income	2.28%	3.12%	2.72%	2.50%	2.40%	1.96%	2.80%	2.42%	2.23%	2.15%

Supplemental Data

Net assets, end of year (000)	$547,721	$626,711	$806,612	$1,271,031	$1,215,143	$488,087	$529,120	$655,429	$913,955	$912,518

Portfolio turnover of the Fund[8]	—	94%[9]	27%	22%	12%	—	94%[9]	27%	22%	12%

Portfolio turnover of Master Bond LLC	1,754%[10]	708%[11]	—	—	—	1,754%[10]	708%[11]	—	—	—

Portfolio turnover of Master Large Cap LLC	173%	168%[12]	—	—	—	173%	168%[12]	—	—	—

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]

Includes proceeds received from a settlement of litigation, through its investment in the Fund and Master Large Cap LLC, which impacted the Fund’s total return. Not including these proceeds, the total return would have been 8.32%.

[4]

Includes proceeds received from a settlement of litigation, through its investment in the Fund and Master Large Cap LLC, which impacted the Fund’s total return. Not including these proceeds, the total return would have been (3.88)%.

[5]

Includes proceeds received from a settlement of litigation, through its investment in the Fund and Master Large Cap LLC, which impacted the Fund’s total return. Not including these proceeds, the total return would have been 7.95%.

[6]

Includes proceeds received from a settlement of litigation, through its investment in the Fund and Master Large Cap LLC, which impacted the Fund’s total return. Not including these proceeds, the total return would have been (4.19)%.

[7]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Excludes transactions in the Master Portfolios.

[9]	Represents portfolio turnover for the period October 1, 2008 to January 30, 2009.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,248%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

[12]	Represents portfolio turnover for the period November 1, 2008 to September 30, 2009.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	11

Financial Highlights (continued)

	Investor B					Investor C

	Year Ended September 30,					Year Ended September 30,

	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of year	$18.56	$21.24	$28.36	$26.87	$26.19	$17.79	$20.51	$27.52	$26.17	$25.59

Net investment income[1]	0.20	0.32	0.39	0.39	0.35	0.21	0.32	0.39	0.39	0.34
Net realized and unrealized gain (loss)	1.16	(1.55)	(5.13)	2.87	2.15	1.12	(1.50)	(4.95)	2.79	2.11

Net increase (decrease) from investment operations	1.36	(1.23)	(4.74)	3.26	2.50	1.33	(1.18)	(4.56)	3.18	2.45

Dividends and distributions from:
Net investment income	(0.27)	(0.34)	(0.41)	(0.43)	(0.22)	(0.35)	(0.43)	(0.48)	(0.49)	(0.27)
Net realized gain	—	(1.11)	(1.97)	(1.34)	(1.60)	—	(1.11)	(1.97)	(1.34)	(1.60)

Total dividends and distributions	(0.27)	(1.45)	(2.38)	(1.77)	(1.82)	(0.35)	(1.54)	(2.45)	(1.83)	(1.87)

Net asset value, end of year	$19.65	$18.56	$21.24	$28.36	$26.87	$18.77	$17.79	$20.51	$27.52	$26.17

Total Investment Return[2]

Based on net asset value	7.37%[3]	(4.69)%[4]	(17.96)%	12.57%	10.10%	7.53%[5]	(4.56)%[6]	(17.90)%	12.62%	10.13%

Ratios to Average Net Assets[7]

Total expenses	2.34%	2.09%	1.75%	1.67%	1.64%	2.20%	1.97%	1.67%	1.63%	1.64%

Total expenses after fees waived	2.02%	1.90%	1.73%	1.65%	1.61%	1.88%	1.76%	1.65%	1.60%	1.61%

Net investment income	1.03%	1.93%	1.56%	1.43%	1.35%	1.16%	2.00%	1.63%	1.45%	1.37%

Supplemental Data

Net assets, end of year (000)	$14,374	$23,963	$51,371	$100,808	$157,581	$61,017	$60,461	$72,694	$100,572	$101,175

Portfolio turnover of the Fund[8]	—	94%[9]	27%	22%	12%	—	94%[9]	27%	22%	12%

Portfolio turnover of Master Bond LLC	1,754%[10]	708%[11]	—	—	—	1,754%[10]	708%[11]	—	—	—

Portfolio turnover of Master Large Cap LLC	173%	168%[12]	—	—	—	173%	168%[12]	—	—	—

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]

Includes proceeds received from a settlement of litigation, through its investment in the Fund and Master Large Cap LLC, which impacted the Fund’s total return. Not including these proceeds, the total return would have been 6.82%.

[4]

Includes proceeds received from a settlement of litigation, through its investment in the Fund and Master Large Cap LLC, which impacted the Fund’s total return. Not including these proceeds, the total return would have been (5.10)%.

[5]

Includes proceeds received from a settlement of litigation, through its investment in the Fund and Master Large Cap LLC, which impacted the Fund’s total return. Not including these proceeds, the total return would have been 7.12%.

[6]

Includes proceeds received from a settlement of litigation, through its investment in the Fund and Master Large Cap LLC, which impacted the Fund’s total return. Not including these proceeds, the total return would have been (4.94)%.

[7]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Excludes transactions in the Master Portfolios.

[9]	Represents portfolio turnover for the period October 1, 2008 to January 30, 2009.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,248%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

[12]	Represents portfolio turnover for the period November 1, 2008 to September 30, 2009.

See Notes to Financial Statements.

12	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Financial Highlights (concluded)

	Class R

	Year Ended September 30,

	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of year	$18.31	$21.06	$28.22	$26.81	$26.18

Net investment income[1]	0.29	0.38	0.49	0.50	0.49
Net realized and unrealized gain (loss)	1.14	(1.54)	(5.08)	2.90	2.15

Net increase (decrease) from investment operations	1.43	(1.16)	(4.59)	3.40	2.64

Dividends and distributions from:
Net investment income	(0.41)	(0.48)	(0.60)	(0.65)	(0.41)
Net realized gain	—	(1.11)	(1.97)	(1.34)	(1.60)

Total dividends and distributions	(0.41)	(1.59)	(2.57)	(1.99)	(2.01)

Net asset value, end of year	$19.33	$18.31	$21.06	$28.22	$26.81

Total Investment Return[2]

Based on net asset value	7.87%[3]	(4.25)%[4]	(17.59)%	13.18%	10.70%

Ratios to Average Net Assets[5]

Total expenses	1.84%	1.64%	1.31%	1.16%	1.11%

Total expenses after fees waived	1.52%	1.42%	1.29%	1.14%	1.09%

Net investment income	1.51%	2.29%	1.98%	1.87%	1.91%

Supplemental Data

Net assets, end of year (000)	$9,737	$10,194	$9,655	$10,117	$4,805

Portfolio turnover of the Fund[6]	—	94%[7]	27%	22%	12%

Portfolio turnover of Master Bond LLC	1,754%[8]	708%[9]	—	—	—

Portfolio turnover of Master Large Cap LLC	173%	168%[10]	—	—	—

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]

Includes proceeds received from a settlement of litigation, through its investment in the Fund and Master Large Cap LLC, which impacted the Fund’s total return. Not including these proceeds, the total return would have been 7.53%.

[4]

Includes proceeds received from a settlement of litigation, through its investment in the Fund and Master Large Cap LLC, which impacted the Fund’s total return. Not including these proceeds, the total return would have been (4.62)%.

[5]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Excludes transactions in the Master Portfolios.

[7]	Represents portfolio turnover for the period October 1, 2008 to January 30, 2009.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,248%.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

[10]	Represents portfolio turnover for the period November 1, 2008 to September 30, 2009.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	13

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Balanced Capital Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective of the highest total investment return through a fully managed investment policy utilizing equity, debt (including money market) and convertible securities. The Fund invests the fixed income portion of its assets in Master Total Return Portfolio of Master Bond LLC (the “Master Bond LLC”), a mutual fund that has an investment objective and strategy consistent with that of the fixed income portion of the Fund. The Fund invests the equity portion of its assets in Master Large Cap Core Portfolio of Master Large Cap Series LLC (“Master Large Cap LLC”), a mutual fund that has an investment objective and strategy consistent with that of the equity portion of the Fund. Master Total Return Portfolio and Master Large Cap Core Portfolio are collectively referred to as the “Master Portfolios.” The value of the Fund’s investment in the Master Portfolios reflects the Fund’s proportionate interest in the net assets of the Master Portfolios. The percentages of the Master Large Cap LLC and Master Bond LLC owned by the Fund at September 30, 2010 were 22.1% and 11.4%, respectively. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investments in the Master Portfolios at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolios. Valuation of securities held by the Master Portfolios, including categorization of fair value measurements, is discussed in Note 1 of the Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions in the Master Portfolios are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master Portfolios’ income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended September 30, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

14	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at the following annual rates of the Fund’s average daily net assets as follows:

Not exceeding $250 million	0.500%
In excess of $250 million, but not exceeding $300 million	0.450%
In excess of $300 million, but not exceeding $400 million	0.425%
In excess of $400 million	0.400%

The Fund also pays an investment advisory fee to the Manager, which is the investment advisor of Master Bond LLC and Master Large Cap LLC, to the extent it invests in the Master Bond LLC and Master Large Cap LLC. The Manager has contractually agreed to waive its investment advisory fee in the amount the Fund pays in connection with its investments in the Master Portfolios, which is included in fees waived by advisor in the Statement of Operations.

Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at September 30, 2009	Net Activity	Shares Held at September 30, 2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	7,075,967	1,530,796	8,606,763	$3,957

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee

Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended September 30, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $7,111. For the year ended September 30, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, Investor B and Investor C Shares as follows:

Investor A	$110
Investor B	$27,743
Investor C	$2,441

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, the Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive a fee that could vary depending on, among other things, shareholder accounts, share class and net assets. For the year ended September 30, 2010, the Fund paid $159,211 to affiliates in return for these services, which is included in transfer agent in the Statement of Operations.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	15

Notes to Financial Statements (continued)

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2010, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations.

Institutional	$7,935
Investor A	$12,344
Investor B	$855
Investor C	$1,614
Class R	$104

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

3. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010 and was subsequently renewed until November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2008, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2008, a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement which is included in miscellaneous in the Statement of Operations and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the year ended September 30, 2010.

4. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2010 attributable to the accounting for swap agreements, the classification of investments, foreign currency transactions and net paydown losses were reclassified to the following accounts:

Undistributed net investment income	$530,342
Accumulated net realized loss	$(530,342)

The tax character of distributions paid during the fiscal year ended September 30, 2009 and fiscal year ended September 30, 2010 was as follows:

Ordinary income
9/30/2010	$30,570,159
9/30/2009	39,481,855
Long-term capital gains
9/30/2010	—
9/30/2009	77,419,534

Total distributions
9/30/2010	$30,570,159

9/30/2009	$116,901,389

As of September 30, 2010 the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$5,511,686
Capital loss carryforwards	(96,043,624)
Net unrealized gains*	64,271,563

Total	$(26,260,375)

*	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the timing and recognition of partnership income.

As of September 30, 2010, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires September 30,

2017	$19,511,269
2018	76,532,355

Total	$96,043,624

16	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Notes to Financial Statements (concluded)

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009

	Shares	Amount	Shares	Amount

Institutional

Shares sold	1,241,033	$24,666,825	2,622,407	$45,182,185
Shares issued to shareholders in reinvestment of dividends and distributions	728,382	14,376,456	3,207,721	53,247,031

Total issued	1,969,415	39,043,281	5,830,128	98,429,216
Shares redeemed	(7,646,173)	(153,913,817)	(9,880,535)	(169,979,844)

Net decrease	(5,676,758)	$(114,870,536)	(4,050,407)	$(71,550,628)

Investor A

Shares sold and automatic conversion of shares	1,109,071	$22,101,311	2,423,742	$41,677,561
Shares issued to shareholders in reinvestment of dividends and distributions	554,509	10,911,110	2,542,588	42,077,182

Total issued	1,663,580	33,012,421	4,966,330	83,754,743
Shares redeemed	(5,201,699)	(103,263,663)	(7,229,507)	(125,167,198)

Net decrease	(3,538,119)	$(70,251,242)	(2,263,177)	$(41,412,455)

Investor B

Shares sold	28,919	$557,347	235,285	$3,939,933
Shares issued to shareholders in reinvestment of dividends and distributions	11,396	218,428	158,379	2,533,637

Total issued	40,315	775,775	393,664	6,473,570
Shares redeemed and automatic conversion of shares	(600,084)	(11,567,696)	(1,521,149)	(25,332,797)

Net decrease	(559,769)	$(10,791,921)	(1,127,485)	$(18,859,227)

Investor C

Shares sold	506,603	$9,357,006	1,269,164	$20,807,576
Shares issued to shareholders in reinvestment of dividends and distributions	54,028	990,017	327,945	5,051,475

Total issued	560,631	10,347,023	1,597,109	25,859,051
Shares redeemed	(708,058)	(13,039,368)	(1,742,417)	(27,787,171)

Net decrease	(147,427)	$(2,692,345)	(145,308)	$(1,928,120)

Class R

Shares sold	248,434	$4,701,738	294,035	$4,872,305
Shares issued to shareholders in reinvestment of dividends and distributions	10,283	193,908	47,427	754,844

Total issued	258,717	4,895,646	341,462	5,627,149
Shares redeemed	(311,877)	(5,872,552)	(243,178)	(4,074,108)

Net increase (decrease)	(53,160)	$(976,906)	98,284	$1,553,041

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Balanced Capital Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Balanced Capital Fund, Inc. (the “Fund”) as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Balanced Capital Fund, Inc. as of September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 29, 2010

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended September 30, 2010.

Payable Date	12/23/09	7/23/10

Qualified Dividend Income for Individuals†	44.92%	41.53%

Dividends Qualifying for the Dividend Received Deduction for Corporations†	45.82%	39.96%

Federal Obligation Interest	4.90%	9.93%

Interest-Related Dividends for Non-U.S. Residents*	54.11%	65.84%

†	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

*	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

18	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Portfolio Summary	Master Large Cap Core Portfolio

As of September 30, 2010

Ten Largest Holdings	Percent of Long-Term Investments

Intel Corp.	2%
Exxon Mobil Corp.	2
Comcast Corp., Class A	1
Amgen, Inc.	1
UnitedHealth Group, Inc.	1
Eli Lilly & Co.	1
Dell, Inc.	1
News Corp., Class A	1
Corning, Inc.	1
Apple, Inc.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	19%
Consumer Discretionary	18
Health Care	16
Industrials	10
Energy	9
Financials	7
Utilities	7
Materials	5
Consumer Staples	5
Telecommunication Services	4

For Portfolio compliance purposes, sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	19

Schedule of Investments September 30, 2010	Master Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Consumer Discretionary — 17.6%
Auto Components — 1.0%
Goodyear Tire & Rubber Co. (a)	3,120,000	$33,540,000

Automobiles — 1.3%
Ford Motor Co. (a)	1,180,000	14,443,200
Harley-Davidson, Inc. (b)	970,000	27,586,800

		42,030,000

Household Durables — 0.3%
Whirlpool Corp.	130,000	10,524,800

Internet & Catalog Retail — 1.1%
Liberty Media Holding Corp. — Interactive (a)	2,490,000	34,137,900

Media — 4.8%
CBS Corp., Class B	650,000	10,309,000
Comcast Corp., Class A	2,660,000	48,092,800
Gannett Co., Inc.	640,000	7,827,200
Interpublic Group of Cos., Inc. (a)	3,340,000	33,500,200
Liberty Global, Inc. (a)(b)	420,000	12,940,200
News Corp., Class A	3,070,000	40,094,200

		152,763,600

Multiline Retail — 1.9%
Big Lots, Inc. (a)	840,000	27,930,000
Macy’s, Inc.	1,510,000	34,865,900

		62,795,900

Specialty Retail — 7.2%
Advance Auto Parts, Inc.	560,000	32,860,800
Gap, Inc.	1,820,000	33,924,800
Limited Brands, Inc.	1,290,000	34,546,200
PetSmart, Inc.	930,000	32,550,000
Ross Stores, Inc.	600,000	32,772,000
TJX Cos., Inc.	710,000	31,687,300
Williams-Sonoma, Inc.	990,000	31,383,000

		229,724,100

Total Consumer Discretionary		565,516,300

Consumer Staples — 4.5%
Beverages — 1.1%
Dr. Pepper Snapple Group, Inc.	970,000	34,454,400

Food & Staples Retailing — 0.6%
Safeway, Inc. (b)	880,000	18,620,800

Food Products — 1.4%
ConAgra Foods, Inc.	850,000	18,649,000
Hershey Co.	510,000	24,270,900
Tyson Foods, Inc., Class A	200,000	3,204,000

		46,123,900

Household Products — 0.5%
Procter & Gamble Co.	300,000	17,991,000

Personal Products — 0.9%
NBTY, Inc. (a)	510,000	28,039,800

Total Consumer Staples		145,229,900

Energy — 9.2%
Energy Equipment & Services — 1.7%
Exterran Holdings, Inc. (a)	460,000	10,446,600
McDermott International, Inc. (a)	1,260,000	18,622,800
Nabors Industries Ltd. (a)	1,030,000	18,601,800
Oil States International, Inc. (a)	130,000	6,051,500

		53,722,700

Common Stocks	Shares	Value

Energy (concluded)
Oil, Gas & Consumable Fuels — 7.5%
Chevron Corp.	170,000	$13,778,500
Cimarex Energy Co.	130,000	8,603,400
Exxon Mobil Corp.	880,000	54,375,200
Marathon Oil Corp.	1,200,000	39,720,000
Mariner Energy, Inc. (a)	1,350,000	32,710,500
SM Energy Co.	490,000	18,355,400
Sunoco, Inc.	970,000	35,405,000
Williams Cos., Inc.	1,930,000	36,882,300

		239,830,300

Total Energy		293,553,000

Financials — 7.3%
Commercial Banks — 2.3%
Fifth Third Bancorp	2,920,000	35,127,600
Regions Financial Corp.	4,870,000	35,404,900
Wells Fargo & Co.	140,000	3,518,200

		74,050,700

Consumer Finance — 1.2%
Capital One Financial Corp.	950,000	37,572,500

Diversified Financial Services — 1.5%
Bank of America Corp.	610,000	7,997,100
Citigroup, Inc. (a)	8,170,000	31,863,000
JPMorgan Chase & Co.	240,000	9,136,800

		48,996,900

Insurance — 2.3%
Assurant, Inc.	820,000	33,374,000
Berkshire Hathaway, Inc. (a)	100,000	8,268,000
Old Republic International Corp.	360,000	4,986,000
UnumProvident Corp.	1,170,000	25,915,500

		72,543,500

Total Financials		233,163,600

Health Care — 16.0%
Biotechnology — 1.4%
Amgen, Inc. (a)	830,000	45,741,300

Health Care Providers & Services — 9.9%
Aetna, Inc.	1,150,000	36,351,500
AmerisourceBergen Corp.	760,000	23,301,600
Cardinal Health, Inc.	1,130,000	37,335,200
Community Health Systems, Inc. (a)	80,000	2,477,600
Coventry Health Care, Inc. (a)	840,000	18,085,200
Health Management Associates, Inc., Class A (a)	4,010,000	30,716,600
Humana, Inc. (a)	680,000	34,163,200
Lincare Holdings, Inc.	1,290,000	32,366,100
Tenet Healthcare Corp. (a)	4,510,000	21,287,200
UnitedHealth Group, Inc.	1,290,000	45,291,900
WellPoint, Inc. (a)	670,000	37,948,800

		319,324,900

Life Sciences Tools & Services — 0.5%
Pharmaceutical Product Development, Inc.	590,000	14,626,100

Pharmaceuticals — 4.2%
Eli Lilly & Co. (b)	1,130,000	41,278,900
Endo Pharmaceuticals Holdings, Inc. (a)	740,000	24,597,600
Forest Laboratories, Inc. (a)	440,000	13,609,200
Johnson & Johnson (b)	640,000	39,654,400
King Pharmaceuticals, Inc. (a)	860,000	8,565,600
Pfizer, Inc.	380,000	6,524,600

		134,230,300

Total Health Care		513,922,600

See Notes to Financial Statements.

20	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Schedule of Investments (continued)	Master Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Industrials — 10.1%
Aerospace & Defense — 2.2%
L-3 Communications Holdings, Inc.	480,000	$34,689,600
Raytheon Co.	810,000	37,025,100

		71,714,700

Airlines — 1.1%
Southwest Airlines Co.	2,630,000	34,374,100

Building Products — 0.9%
Owens Corning, Inc. (a)	1,090,000	27,936,700

Commercial Services & Supplies — 0.4%
R.R. Donnelley & Sons Co.	810,000	13,737,600

Construction & Engineering — 0.7%
KBR, Inc.	540,000	13,305,600
Shaw Group, Inc. (a)	310,000	10,403,600

		23,709,200

Electrical Equipment — 0.4%
General Cable Corp. (a)	470,000	12,746,400

Industrial Conglomerates — 2.1%
General Electric Co.	2,120,000	34,450,000
Textron, Inc.	1,610,000	33,101,600

		67,551,600

Machinery — 1.9%
Manitowoc Co.	2,740,000	33,181,400
Oshkosh Corp. (a)	480,000	13,200,000
Timken Co.	160,000	6,137,600
Toro Co.	170,000	9,559,100

		62,078,100

Road & Rail — 0.4%
Ryder System, Inc.	270,000	11,547,900

Total Industrials		325,396,300

Information Technology — 18.9%
Communications Equipment — 1.7%
Cisco Systems, Inc. (a)	50,000	1,095,000
Motorola, Inc. (a)	4,540,000	38,726,200
Tellabs, Inc.	2,040,000	15,198,000

		55,019,200

Computers & Peripherals — 6.5%
Apple, Inc. (a)	140,000	39,725,000
Dell, Inc. (a)	3,100,000	40,176,000
Lexmark International, Inc., Class A (a)	730,000	32,572,600
SanDisk Corp. (a)	960,000	35,184,000
Seagate Technology (a)	2,810,000	33,101,800
Western Digital Corp. (a)	1,000,000	28,390,000

		209,149,400

Electronic Equipment, Instruments & Components — 1.3%
Corning, Inc.	2,180,000	39,850,400

IT Services — 1.7%
Gartner, Inc., Class A (a)	160,000	4,710,400
Hewitt Associates, Inc., Class A (a)	690,000	34,796,700
International Business Machines Corp.	110,000	14,755,400

		54,262,500

Internet Software & Services — 0.5%
AOL, Inc. (a)	470,000	11,632,500
Google, Inc., Class A (a)	10,000	5,257,900

		16,890,400

Common Stocks	Shares	Value

Information Technology (concluded)
Semiconductors & Semiconductor Equipment — 4.3%
Altera Corp.	1,180,000	$35,588,800
Applied Materials, Inc.	590,000	6,891,200
Intel Corp.	3,310,000	63,651,300
National Semiconductor Corp.	2,570,000	32,818,900

		138,950,200

Software — 2.9%
CA, Inc.	1,680,000	35,481,600
Microsoft Corp.	870,000	21,306,300
Symantec Corp. (a)	2,300,000	34,891,000

		91,678,900

Total Information Technology		605,801,000

Materials — 4.8%
Chemicals — 2.0%
Ashland, Inc.	660,000	32,188,200
Huntsman Corp.	170,000	1,965,200
Lubrizol Corp.	290,000	30,731,300

		64,884,700

Containers & Packaging — 1.2%
Crown Holdings, Inc. (a)	1,140,000	32,672,400
Sealed Air Corp.	210,000	4,720,800

		37,393,200

Paper & Forest Products — 1.6%
International Paper Co.	1,490,000	32,407,500
MeadWestvaco Corp.	840,000	20,479,200

		52,886,700

Total Materials		155,164,600

Telecommunication Services — 4.5%
Diversified Telecommunication Services — 2.3%
AT&T Inc.	570,000	16,302,000
Qwest Communications International, Inc.	6,030,000	37,808,100
TW Telecom, Inc. (a)	940,000	17,455,800

		71,565,900

Wireless Telecommunication Services — 2.2%
MetroPCS Communications, Inc. (a)(b)	3,170,000	33,158,200
Sprint Nextel Corp. (a)(b)	8,180,000	37,873,400

		71,031,600

Total Telecommunication Services		142,597,500

Utilities — 7.2%
Electric Utilities — 1.1%
Edison International	1,000,000	34,390,000

Gas Utilities — 0.9%
Questar Corp.	1,710,000	29,976,300

Independent Power Producers & Energy Traders — 3.1%
Calpine Corp. (a)	1,650,000	20,542,500
Constellation Energy Group, Inc.	1,040,000	33,529,600
Mirant Corp. (a)	1,120,000	11,155,200
NRG Energy, Inc. (a)	1,620,000	33,728,400

		98,955,700

Multi-Utilities — 2.1%
CMS Energy Corp.	1,850,000	33,337,000
Integrys Energy Group, Inc.	110,000	5,726,600
NiSource, Inc.	1,670,000	29,058,000

		68,121,600

Total Utilities		231,443,600

Total Long-Term Investments (Cost — $2,898,171,093) — 100.1%		3,211,788,400

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	21

Schedule of Investments (concluded)	Master Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities	Beneficial Interest (000)	Value

BlackRock Liquidity Series, LLC Money Market Series, 0.36% (c)(d)(e)	$113,625	$113,624,600

Total Short-Term Securities (Cost — $113,624,600) — 3.5%		113,624,600

Total Investments (Cost — $3,011,795,693*) — 103.6%		3,325,413,000
Liabilities in Excess of Other Assets — (3.6)%		(115,927,179)

Net Assets — 100.0%		$3,209,485,821

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$3,056,235,489

Gross unrealized appreciation	$375,640,969
Gross unrealized depreciation	(106,463,458)

Net unrealized appreciation	$269,177,511

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2009	Net Activity	Shares/ Beneficial Interest Held at September 30, 2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	31,839,442	(31,839,442)	—	$725
BlackRock Liquidity Series, LLC Money Market Series	$129,521,650	$(15,897,050)	$113,624,600	$290,336

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

•

For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such sector and industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2010 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	$3,211,788,400	—	—	$3,211,788,400
Short-Term Securities	—	$113,624,600	—	113,624,600

Total	$3,211,788,400	$113,624,600	—	$3,325,413,000

[1]	See above Schedule of Investments for values in each sector and industry.

See Notes to Financial Statements.

22	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Statement of Assets and Liabilities	Master Large Cap Core Portfolio

September 30, 2010

Assets

Investments at value — unaffiliated[1,2]	$3,211,788,400
Investments at value — affiliated[3]	113,624,600
Investments sold receivable — unaffiliated	82,079,200
Dividends receivable	2,703,500
Contributions receivable from investors	105,243
Securities lending income receivable — affiliated	22,531
Prepaid expenses	66,802

Total assets	3,410,390,276

Liabilities

Collateral on securities loaned, at value	113,624,600
Bank overdraft	7,252,302
Investments purchased payable	75,334,661
Withdrawals payable to investors	3,132,078
Investment advisory fees payable	1,226,585
Other affiliates payable	17,559
Directors’ fees payable	1,120
Other accrued expenses payable	314,727
Other liabilities payable	823

Total liabilities	200,904,455

Net Assets	$3,209,485,821

Net Assets Consist of

Investors’ capital	$2,895,868,514
Net unrealized appreciation/depreciation	313,617,307

Net Assets	$3,209,485,821

[1] Investments at cost — unaffiliated	$2,898,171,093

[2] Securities loaned at value	$110,435,971

[3] Investments at cost — affiliated	$113,624,600

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	23

Statement of Operations	Master Large Cap Core Portfolio

Year Ended September 30, 2010

Investment Income

Dividends	$60,064,671
Securities lending — affiliated	290,336
Dividends — affiliated	725
Interest	216,095

Total income	60,571,827

Expenses

Investment advisory	17,455,621
Accounting services	632,953
Custodian	204,504
Professional	112,384
Directors	81,023
Printing	7,017
Miscellaneous	81,961

Total expenses	18,575,463
Less fees waived by advisor	(599)

Total expenses after fees waived	18,574,864

Net investment income	41,996,963

Realized and Unrealized Gain (Loss)

Net realized gain from:
Investments	407,516,634
Payment by affiliate	2,278,260

409,794,894
Net change in unrealized appreciation/depreciation on investments	(226,914,201)

Total realized and unrealized gain	182,880,693

Net Increase in Net Assets Resulting from Operations	$224,877,656

See Notes to Financial Statements.

24	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Statements of Changes in Net Assets	Master Large Cap Core Portfolio

Increase (Decrease) in Net Assets:	Year Ended September 30, 2010	Period November 1, 2008 to September 30, 2009	Year Ended October 31, 2008

Operations

Net investment income	$41,996,963	$45,398,506	$41,118,548
Net realized gain (loss)	409,794,894	(778,429,718)	(521,502,159)
Net change in unrealized appreciation/depreciation	(226,914,201)	1,174,704,782	(1,536,726,590)

Net increase (decrease) in net assets resulting from operations	224,877,656	441,673,570	(2,017,110,201)

Capital Transactions

Proceeds from contributions	390,820,213	1,506,405,011	986,366,566
Value of withdrawals	(1,352,534,366)	(845,271,038)	(1,775,472,579)

Net increase (decrease) in net assets derived from capital transactions	(961,714,153)	661,133,973	(789,106,013)

Net Assets

Total increase (decrease) in net assets	(736,836,497)	1,102,807,543	(2,806,216,214)
Beginning of period	3,946,322,318	2,843,514,775	5,649,730,989

End of period	$3,209,485,821	$3,946,322,318	$2,843,514,775

Financial Highlights	Master Large Cap Core Portfolio

	Year Ended September 30, 2010	Period November 1, 2008 to September 30, 2009
			Year Ended October 31,

			2008	2007	2006	2005

Total Investment Return

Total investment return	6.16%	12.63%[1,2]	(38.84)%	13.94%	17.32%	18.35%

Ratios to Average Net Assets

Total expenses	0.49%	0.50%[3]	0.50%	0.49%	0.49%	0.51%

Total expenses after fees waived	0.49%	0.50%[3]	0.50%	0.49%	0.49%	0.51%

Net investment income	1.11%	1.56%[3]	0.93%	0.63%	0.58%	0.72%

Supplemental Data

Net assets, end of period (000)	$3,209,486	$3,946,423	$2,843,515	$5,649,731	$3,876,639	$2,666,699

Portfolio turnover	173%	168%	109%	96%	88%	94%

[1]	Aggregate total investment return.

[2]

Includes proceeds received from a settlement of litigation, which impacted the Portfolio’s total investment return. Not including these proceeds, the Portfolio’s total investment return would have been 12.39%.

[3]	Annualized.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	25

Notes to Financial Statements	Master Large Cap Core Portfolio

1. Organization and Significant Accounting Policies:

Master Large Cap Core Portfolio (the “Portfolio”) is a series of the Master Large Cap Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company and is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio:

Reorganization: On November 14, 2008, an investor of the Portfolio acquired all of the assets and certain stated liabilities of PNC Growth & Income Fund (the “PNC Fund”), a series of PNC Funds, Inc. The reorganization was pursuant to an Agreement and Plan of Reorganization, which was approved by the shareholders of the PNC Fund on October 31, 2008, As a result of the reorganization, which included $59,817,678 of net unrealized depreciation, the Portfolio received an in-kind contribution of portfolio securities.

Valuation: The Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Portfolio values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”), at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Portfolio may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis.

Securities Lending: The Portfolio may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Portfolio is entitled to dividend and interest payments on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

26	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)	Master Large Cap Core Portfolio

Other: Expenses directly related to the Portfolio are charged to the Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Portfolio for 1940 Act purposes, but BAC and Barclays are not.

The Master LLC, on behalf of the Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays the Manager a monthly fee at the following annual rates of the Portfolio’s average daily net assets:

Portion of Average Daily Value of Net Assets:	Rate

Not exceeding $1 billion	0.50%
In excess of $1 billion but not exceeding $5 billion	0.45%
In excess of $5 billion	0.40%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Portfolio pays to the Manager indirectly through its investment in affiliated money market funds, however, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Portfolio’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolio to the Manager.

For the year ended September 30, 2010, the Portfolio reimbursed the Manager $73,376 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Master LLC has received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Statement of Assets and Liabilities as securities loaned and collateral on securities loaned, at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Portfolio on such investments is shown as securities lending — affiliated in the Statement of Operations. For the year ended September 30, 2010, BIM received $72,814 in securities lending agent fees related to securities lending activities for the Portfolio.

The Manager reimbursed the Portfolio $2,278,260 for net losses associated with certain investment transactions. This amount is shown as payment by affiliate in the Statement of Operations.

Certain officers and/or trustees of the Master LLC are officers and/or directors of BlackRock or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities for the year ended September 30, 2010, were $6,409,399,080 and $7,328,183,522, respectively.

4. Borrowings:

The Master LLC, on behalf of the Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010 and was subsequently renewed until November 2011. The Portfolio may borrow under the credit agreement to fund shareholder redemptions. Effective November 2008, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Portfolio based on its net assets as of October 31, 2008, a commitment fee of 0.08% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Portfolio based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Portfolio did not borrow under the credit agreement during the year ended September 30, 2010.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	27

Notes to Financial Statements (concluded)	Master Large Cap Core Portfolio

6. Market and Credit Risk:

In the normal course of business, the Portfolio invests in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Master LLC.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on each Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm	Master Large Cap Core Portfolio

To the Investors and Board of Directors of Master Large Cap Series LLC:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Master Large Cap Core Portfolio, one of the portfolios constituting Master Large Cap Series LLC (the “Master LLC”), as of September 30, 2010, and the related statements of operations for the period November 1, 2008 through September 30, 2009 and for the year ended October 31, 2008, the statements of changes in net assets for the period November 1, 2008 through September 30, 2009 and for each of the two years in the period ended October 31, 2008, and the financial highlights for the period November 1, 2008 through September 30, 2009 and for each of the five years in the period ended October 31, 2008. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of September 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Large Cap Core Portfolio of Master Large Cap Series LLC as of September 30, 2010, the results of its operations for the period November 1, 2008 through September 30, 2009 and for the year ended October 31, 2008, the changes in its net assets for the period November 1, 2008 through September 30, 2009 and for each of the two years in the period ended October 31, 2008, and the financial highlights for the period November 1, 2008 through September 30, 2009 and for each of the five years in the period ended October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 29, 2010

28	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Officers and Directors of Master Large Cap Series LLC

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	36 RICs consisting of 95 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Director	Since 2007

President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2004; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006.

				36 RICs consisting of 95 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007

Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.

				36 RICs consisting of 95 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	36 RICs consisting of 95 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 1999

Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director of Cerego, LLC (software development and design) since 2005.

				36 RICs consisting of 95 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	36 RICs consisting of 95 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.

				36 RICs consisting of 95 Portfolios	Greenlight Capital Re, Ltd (reinsurance company); WQED Multi-Media (public broadcasting not-for-profit)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	36 RICs consisting of 95 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2007

President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.

				36 RICs consisting of 95 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	29

Officers and Directors of Master Large Cap Series LLC (continued)

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Chair of the Audit Committee and Director	Since 2007

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2009; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.

				36 RICs consisting of 95 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director and Member of the Audit Committee	Since 2007

Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.

				36 RICs consisting of 95 Portfolios	None

[1]

Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

[2]

Date shown is the earliest date a person has served as a Director of the Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Master LLC’s board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.

			169 RICs consisting of 290 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			169 RICs consisting of 290 Portfolios	None

[3]

Mr. Davis is an “interested person,” as defined in the 1940 Act, of the Master LLC based on his positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Master LLC based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

30	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Officers and Directors of Master Large Cap Series LLC (concluded)

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years

Officers*

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010

Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009.

Jeffrey Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s US Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s US Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s US Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of US Funds at BlackRock, Inc. since 2006; General Counsel (US) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

*	Officers of the Master LLC serve at the pleasure of the Board.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment
Management, LLC
Plainsboro, NJ 08536

Custodian
Brown Brothers Harriman & Co.
Boston, MA 02109

Transfer Agent
BNY Mellon Investment
Servicing (US) Inc.
Wilmington, DE 19809

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

Effective September 24, 2010, John M. Perlowski became President and Chief Executive Officer of the Master LLC.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	31

Portfolio Information	Master Total Return Portfolio

As of September 30, 2010

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	75%
Corporate Bonds	8
U.S. Treasury Obligations	7
Non-Agency Mortgage-Backed Securities	6
Asset-Backed Securities	2
Taxable Municipal Bonds	1
Foreign Agency Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	92%
AA/Aa	2
A	2
BBB/Baa	2
BB/Ba	1
B	1

[1]	Using the higher of Standard & Poor’s Corporation (“S&P’s”) or Moody’s Investors Service Inc. (“Moody’s”).

[2]	Includes US Government Sponsored Agency Securities that are deemed AAA/Aaa by the investment advisor.

32	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Schedule of Investments September 30, 2010	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value

321 Henderson Receivables I LLC, Class A (a):
Series 2010-1A, 5.56%, 7/15/59	USD	9,704	$10,564,573
Series 2010-2A, 4.07%, 1/15/28		4,947	5,036,668
ACE Securities Corp. (b):
Series 2003-OP1, Class A2, 0.62%, 12/25/33		581	458,504
Series 2005-ASP1, Class M1, 0.94%, 9/25/35		11,203	2,703,553
Series 2006-CW1, Class A2C, 0.40%, 7/25/36		1,680	792,402
Accredited Mortgage Loan Trust, Series 2007-1 (b):
Class A1, 0.31%, 2/25/37		50	50,193
Class A3, 0.39%, 2/25/37		2,000	1,364,422
Aegis Asset-Backed Securities Trust, Series 2006-1, Class A1, 0.34%, 1/25/37 (b)		10	9,516
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A1, 0.56%, 11/25/34 (b)		387	355,889
Bank of America Auto Trust, Series 2009-2A (a):
Class A2, 1.16%, 2/15/12		6,990	6,995,642
Class A3, 2.13%, 9/15/13		305	308,772
Bear Stearns Asset-Backed Securities Trust (b):
Series 2005-4, Class A, 0.59%, 1/25/36		601	596,792
Series 2005-SD1, Class 1A2, 0.56%, 7/25/27		488	486,144
Series 2006-HE8, Class 1A1, 0.33%, 10/25/36		556	554,727
Series 2006-HE10, Class 21A1, 0.33%, 12/25/36		4,484	4,121,667
Capital One Multi-Asset Execution Trust (b):
Series 2004-A8, Class A8, 0.39%, 8/15/14		4,585	4,580,271
Series 2006-A5, Class A5, 0.32%, 1/15/16		3,310	3,278,810
Carrington Mortgage Loan Trust, Class A1 (b):
Series 2006-NC4, 0.31%, 10/25/36		27	26,585
Series 2006-NC5, 0.31%, 1/25/37		115	110,119
Series 2007-RFC1, 0.31%, 12/25/36		97	89,334
Citibank Omni Master Trust, Series 2009-A8, Class A8, 2.36%, 5/16/16 (a)(b)		9,640	9,749,576
Citigroup Mortgage Loan Trust, Inc., Series 2006-HE2, Class A2C, 0.41%, 8/25/36 (b)		1,975	1,605,304
Countrywide Asset-Backed Certificates (b):
Series 2003-BC3, Class A2, 0.57%, 9/25/33		909	757,436
Series 2004-5, Class A, 0.71%, 10/25/34		1,373	1,137,671
Series 2004-13, Class AF4, 4.58%, 1/25/33		6,245	6,309,584
Series 2006-13, Class 3AV2, 0.41%, 1/25/37		2,062	1,438,291
Series 2006-17, Class 2A2, 0.41%, 3/25/47		1,251	843,754
Series 2006-21, Class 2A1, 0.31%, 5/25/37		845	843,434
Series 2006-22, Class 2A1, 0.31%, 5/25/47		35	34,643
Series 2006-25, Class 2A1, 0.33%, 6/25/47		216	210,523
Series 2007-1, Class 2A1, 0.31%, 7/25/37		239	231,144
Series 2007-11, Class 2A1, 0.32%, 6/25/47		69	66,785
Series 2007-12, Class 2A1, 0.61%, 8/25/47		105	96,928

Asset-Backed Securities		Par (000)	Value

DT Auto Owner Trust, Series 2007-A, Class A3, 5.60%, 3/15/13 (a)(b)	USD	48	$48,280
Fannie Mae Mortgage-Backed Securities, Series 2003-W5, Class A, 0.48%, 4/25/33 (b)		18	16,655
Ford Credit Auto Owner Trust, Series 2009-A, Class A3B, 2.76%, 5/15/13 (b)		44,720	45,341,648
GMAC 93, 7.43%, 12/01/22		12,374	12,311,784
GMAC Mortgage Servicer Advance Funding Co. Ltd., Series 2010-1A, Class A, 4.25%, 1/15/22 (a)		3,000	3,019,888
GSAA Home Equity Trust, Series 2006-5, Class 2A1, 0.33%, 3/25/36 (b)		54	42,286
GSAMP Trust, Series 2007-NC1, Class A2B, 0.36%, 12/25/46 (b)		1,150	497,268
Globaldrive BV, Series 2008-2, Class A, 4.00%, 10/20/16	EUR	5,476	7,571,923
Harley-Davidson Motorcycle Trust, Series 2006-2, Class A2, 5.35%, 3/15/13	USD	2,501	2,540,677
Home Equity Asset Trust, Series 2007-2, Class 2A1, 0.37%, 7/25/37 (b)		164	161,141
Honda Auto Receivables Owner Trust, Series 2010-1, Class A2, 0.62%, 2/21/12		200	200,144
IndyMac Residential Asset-Backed Trust, Series 2007-B, Class 2A1, 0.34%, 7/25/37 (b)		16	15,962
Lehman XS Trust, Series 2005-5N, Class 3A2, 0.62%, 11/25/35 (b)		9,256	2,753,785
Maryland Insurance Backed Securities Trust, Series 2006-1A, Class A, 5.55%, 12/10/65		2,500	1,500,000
Mercedes-Benz Auto Receivables Trust, Series 2009-1, Class A2, 0.83%, 3/15/12		173	172,736
Morgan Stanley ABS Capital I (b):
Series 2005-HE1, Class A2MZ, 0.56%, 12/25/34		820	753,801
Series 2007-NC1, Class A2A, 0.31%, 11/25/36		106	106,134
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.52%, 6/25/35 (b)		2,543	2,433,162
Nicholas-Applegate CBO I Ltd., Series 2A, Class B, 1.83%, 4/26/13 (a)(b)		4,201	3,571,074
Nissan Auto Receivables Owner Trust, Series 2009-A, Class A2, 2.94%, 7/15/11		2	1,525
Option One Mortgage Loan Trust, Series 2003-4, Class A2, 0.58%, 7/25/33 (b)		2,223	1,780,810
Popular ABS Mortgage Pass-Through Trust, Series 2006-D, Class A1, 0.32%, 11/25/46 (b)		7	6,713
RAAC, Series 2005-SP2, Class 2A, 0.56%, 6/25/44 (b)		7,738	5,896,017
Residential Asset Securities Corp., Series 2003-KS5, Class AIIB, 0.55%, 7/25/33 (b)		927	511,017
SLC Student Loan Trust, Series 2006-A, Class A4, 0.42%, 1/15/19 (b)		4,430	4,008,742

Portfolio Abbreviations

To simplify the listing of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

CAD	Canadian Dollar
CHF	Swiss Franc
CNY	China Renminlbi
CZK	Czech Republic Koruna
EUR	Euro
EURIBOR	Euro InterBank Offer Rate
GBP	British Pound
GO	General Obligation Bonds
HUF	Hungarian Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
LIBOR	London InterBank Offered Rate
MBS	Mortgage-Backed Security
MXN	Mexican New Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Poland Zloty
RB	Revenue Bonds
SEK	Swedish Krona
UAH	Ukrainian Hryvna
USD	U.S. Dollar
ZAR	South African Rand

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	33

Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value

SLM Student Loan Trust (b):
Series 2005-4, Class A2, 0.58%, 4/26/21	USD	6,246	$6,229,773
Series 2008-5, Class A1, 1.30%, 10/25/13		38	38,162
Series 2008-5, Class A2, 1.60%, 10/25/16		33,420	33,958,319
Series 2008-5, Class A3, 1.80%, 1/25/18		9,520	9,809,205
Series 2008-5, Class A4, 2.20%, 7/25/23		25,020	26,211,172
Series 2009-B, Class A1, 6.26%, 7/15/42 (a)		10,121	9,918,667
Series 2010-C, Class A1, 1.91%, 12/15/17 (a)		8,485	8,487,469
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%, 12/15/14		8,280	8,297,695
Series 2010-2, Class C, 3.89%, 7/17/17		9,765	9,801,227
Series 2010-A-A2, 1.37%, 8/15/13 (a)		7,945	7,968,486
Series 2010-A-A3, 1.83%, 11/17/14 (a)		5,980	6,044,662
Series 2010-A-A4, 2.39%, 6/15/17 (a)		2,980	3,037,107
Small Business Administration, Class 1:
Series 2002-P10, 5.20%, 8/10/12		68	71,378
Series 2003-P10A, 4.52%, 2/10/13		11	11,404
Series 2004-P10, 4.50%, 2/10/14		330	346,628
Soundview Home Equity Loan Trust, Series 2006-EQ1, Class A2, 0.37%, 10/25/36 (b)		424	415,262
Structured Asset Securities Corp.:
Series 2003-Al2, Class A, 3.36%, 1/25/31 (a)		400	360,739
Series 2004-23XS, Class 2A1, 0.56%, 1/25/35 (b)		2,626	1,589,850
Series 2006-BC2, Class A3, 0.41%, 9/25/36 (b)		3,455	2,118,675
Series 2006-BC6, Class A2, 0.34%, 1/25/37 (b)		4,038	3,925,750
Series 2007-BC1, Class A2, 0.31%, 2/25/37 (b)		739	711,066
USAA Auto Owner Trust, Series 2006-4, Class A4, 4.98%, 10/15/12		10,166	10,185,364

Total Asset-Backed Securities — 8.6%			310,610,888

Corporate Bonds

Aerospace & Defense — 0.1%
L-3 Communications Corp.:
5.88%, 1/15/15		1,360	1,390,600
Series B, 6.38%, 10/15/15		697	718,781

			2,109,381

Airlines — 0.1%
Continental Airlines, Inc., Series 2002-1, 6.56%, 8/15/13		2,555	2,644,425

Beverages — 1.0%
Anheuser-Busch InBev Worldwide, Inc.:
3.00%, 10/15/12		25,510	26,486,625
5.38%, 1/15/20		8,165	9,216,578

			35,703,203

Capital Markets — 3.2%
CDP Financial, Inc. (a):
3.00%, 11/25/14		17,845	18,530,730
4.40%, 11/25/19		10,000	10,652,440
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13		7,770	8,445,151
3.70%, 8/01/15		8,880	9,085,225
5.38%, 3/15/20		11,400	12,015,737
6.00%, 6/15/20		16,550	18,203,130
Lehman Brothers Holdings, Inc., 6.75%, 12/28/17 (c)(d)		7,280	728

Corporate Bonds		Par (000)	Value

Capital Markets (concluded)
Morgan Stanley:
2.88%, 5/14/13 (b)	USD	17,250	$17,579,337
4.20%, 11/20/14		12,280	12,730,934
4.00%, 7/24/15		4,450	4,535,177
5.63%, 9/23/19		4,230	4,404,069

			116,182,658

Chemicals — 0.3%
CF Industries, Inc., 7.13%, 5/01/20		8,030	8,782,813
NOVA Chemicals Corp.:
6.50%, 1/15/12		1,005	1,045,200
3.65%, 11/15/13 (b)		2,292	2,191,725

			12,019,738

Commercial Banks — 3.9%
Bank Nederlandse Gemeenten, 1.75%, 10/06/15 (a)(e)		23,950	23,848,691
Bank of Scotland Plc, 5.00%, 11/21/11 (a)		250	258,534
Corporacion Andina de Fomento, 6.88%, 3/15/12		5,125	5,530,639
Dexia Credit Local SA (a):
2.38%, 9/23/11		450	455,248
2.00%, 3/05/13		9,890	9,964,590
Eksportfinans ASA:
1.88%, 4/02/13		26,475	27,044,980
3.00%, 11/17/14		13,620	14,360,996
2.00%, 9/15/15		23,620	23,678,625
5.50%, 5/25/16		8,025	9,372,341
5.50%, 6/26/17		75	88,601
HSBC Bank Plc, 3.50%, 6/28/15 (a)		8,710	9,136,459
Royal Bank of Scotland Group Plc, 2.63%, 5/11/12 (a)		2,650	2,721,842
The Toronto-Dominion Bank, 2.20%, 7/29/15 (a)		12,615	12,784,180

			139,245,726

Consumer Finance — 0.3%
Ford Motor Credit Co. LLC, 6.63%, 8/15/17		3,680	3,920,804
SLM Corp.:
5.40%, 10/25/11		6,000	6,062,040
Series A, 0.80%, 1/27/14 (b)		35	30,233
Series CPI, 3.17%, 1/31/14 (b)		1,300	1,125,514

			11,138,591

Containers & Packaging — 0.6%
Ball Corp.:
7.13%, 9/01/16		2,440	2,635,200
7.38%, 9/01/19		2,440	2,653,500
Crown Americas LLC, 7.63%, 5/15/17		5,629	6,079,320
Owens-Brockway Glass Container, Inc., 7.38%, 5/15/16		7,920	8,523,900

			19,891,920

Diversified Financial Services — 3.0%
Bank of America Corp., 5.63%, 7/01/20		6,290	6,646,637
Citigroup, Inc.:
4.75%, 5/19/15		5,680	5,975,888
5.38%, 8/09/20		14,320	14,815,930
FCE Bank Plc:
7.88%, 2/15/11	GBP	4,950	7,863,796
7.13%, 1/15/13	EUR	1,300	1,843,117
GMAC, Inc., 8.00%, 3/15/20 (a)	USD	7,490	8,182,825
General Electric Capital Corp.:
5.50%, 1/08/20		10,675	11,677,468
4.38%, 9/16/20		9,090	9,123,660
6.15%, 8/07/37		5	5,236
JPMorgan Chase & Co.:
4.50%, 11/15/10		10	10,046
0.90%, 2/26/13 (b)		5,410	5,430,888

See Notes to Financial Statements.

34	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value

Diversified Financial Services (concluded)
JPMorgan Chase Bank NA:
6.00%, 7/05/17	USD	13,805	$15,625,990
Series BKNT, 6.00%, 10/01/17		10,900	12,372,677
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (a)	8,050		8,190,875

			107,765,033

Diversified Telecommunication Services — 1.4%
AT&T Inc., 6.50%, 9/01/37		6,975	8,069,747
Frontier Communications Corp., 8.25%, 4/15/17		4,920	5,381,250
GTE Corp., 6.84%, 4/15/18		8,030	9,518,585
Qwest Communications International, Inc.:
7.50%, 2/15/14		1,150	1,173,000
Series B, 7.50%, 2/15/14		810	826,200
Qwest Corp., 8.38%, 5/01/16		2,625	3,104,062
TELUS Corp., 8.00%, 6/01/11		233	243,983
Telefonica Emisiones SAU:
5.98%, 6/20/11		1,070	1,109,757
4.95%, 1/15/15		9,325	10,203,247
Verizon Communications, Inc., 8.75%, 11/01/18		7,832	10,657,167
Verizon New Jersey, Inc., 7.85%, 11/15/29		35	40,812
Windstream Corp.:
8.13%, 8/01/13		180	195,300
8.63%, 8/01/16		255	269,663

			50,792,773

Education — 0.1%
Leland Stanford Junior University, 4.75%, 5/01/19		2,450	2,797,778

Electric Utilities — 0.5%
Florida Power & Light Co.:
5.63%, 4/01/34		150	168,732
4.95%, 6/01/35		25	25,765
5.95%, 2/01/38		3,595	4,227,680
Florida Power Corp., 6.40%, 6/15/38		2,550	3,153,990
Progress Energy, Inc.:
7.10%, 3/01/11		885	907,098
5.63%, 1/15/16		6,760	7,741,647
Southern California Edison Co., Series 08-A, 5.95%, 2/01/38		2,825	3,346,385

			19,571,297

Energy Equipment & Services — 0.2%
Pride International, Inc., 6.88%, 8/15/20		7,505	8,171,069

Food Products — 0.4%
Kraft Foods, Inc.:
6.50%, 8/11/17		120	143,767
5.38%, 2/10/20		9,525	10,639,892
6.50%, 2/09/40		3,055	3,576,996

			14,360,655

Health Care Equipment & Supplies — 0.2%
CareFusion Corp., 6.38%, 8/01/19		3,478	4,138,010
Covidien International Finance SA, 2.80%, 6/15/15		2,480	2,569,905
DJO Finance LLC, 10.88%, 11/15/14		360	391,500

			7,099,415

Health Care Providers & Services — 0.7%
HCA, Inc.:
8.50%, 4/15/19		7,810	8,708,150
7.25%, 9/15/20		7,975	8,533,250
Tenet Healthcare Corp.:
9.00%, 5/01/15		2,475	2,691,562
10.00%, 5/01/18		147	167,948
8.88%, 7/01/19		5,255	5,800,206

			25,901,116

Corporate Bonds		Par (000)	Value

Hotels, Restaurants & Leisure — 0.1%
MGM Mirage, 13.00%, 11/15/13	USD	2,902	$3,409,850

Household Durables — 0.0%
American Greetings Corp., 7.38%, 6/01/16		570	579,975
Belvoir Land LLC, Series A-1, 5.27%, 12/15/47 (a)		20	16,869
Irwin Land LLC (a):
Series A-1, 5.03%, 12/15/25		25	23,806
Series A-2, 5.40%, 12/15/47		600	496,332
Ohana Military Communities LLC, Series 04I, 6.19%, 4/01/49 (a)		25	25,019

			1,142,001

IT Services — 0.3%
iPayment Investors LP, 12.75%, 7/15/14 (a)(f)		550	475,730
Sabre Holdings Corp., 8.35%, 3/15/16		10,080	10,281,600

			10,757,330

Independent Power Producers & Energy Traders — 0.0%
AES Ironwood LLC, 8.86%, 11/30/25		79	81,127
AES Red Oak LLC, Series B, 9.20%, 11/30/29		50	50,125
NRG Energy, Inc.:
7.25%, 2/01/14		575	590,093
7.38%, 2/01/16		165	169,744

			891,089

Insurance — 2.6%
Hartford Life Global Funding Trusts, 0.47%, 6/16/14 (b)		13,275	12,466,327
Lincoln National Corp., 7.00%, 6/15/40		2,860	3,258,321
Manulife Financial Corp., 3.40%, 9/17/15		7,600	7,672,458
MetLife, Inc., 5.88%, 2/06/41		2,425	2,637,699
Metropolitan Life Global Funding I (a):
2.88%, 9/17/12		8,375	8,637,305
2.50%, 1/11/13		24,245	24,825,668
5.13%, 4/10/13		11,825	12,870,271
5.13%, 6/10/14		1,500	1,664,082
Prudential Financial, Inc., 4.75%, 9/17/15		10,790	11,669,040
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (a)		4,665	5,740,651

			91,441,822

Leisure Equipment & Products — 0.1%
Brunswick Corp., 11.25%, 11/01/16 (a)		2,500	2,881,250

Machinery — 0.1%
Navistar International Corp., 3.00%, 10/15/14 (g)		1,920	2,157,600

Media — 3.0%
Belo Corp., 6.75%, 5/30/13		1,805	1,877,200
CCH II LLC, 13.50%, 11/30/16		12,600	14,962,500
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		1,843	1,953,580
Series B, 9.25%, 12/15/17		7,372	7,869,610
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		2,225	3,138,031
Comcast Corp.:
5.50%, 3/15/11		610	623,122
6.45%, 3/15/37		3,686	4,094,682
6.40%, 3/01/40		3,400	3,780,236
Cox Communications, Inc.:
7.13%, 10/01/12		3,895	4,312,127
8.38%, 3/01/39 (a)		6,180	8,296,174
DIRECTV Holdings LLC, 6.00%, 8/15/40		2,260	2,334,069
Discovery Communications LLC, 3.70%, 6/01/15		4,410	4,672,999
Gannett Co., Inc., 6.38%, 9/01/15 (a)		10,000	9,887,500
The Interpublic Group of Cos., Inc., 6.25%, 11/15/14		4,417	4,693,062

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	35

Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Media (concluded)
NBC Universal, Inc. (a):
5.15%, 4/30/20	USD	6,285	$6,787,335
4.38%, 4/01/21 (e)		9,450	9,565,139
News America Holdings, Inc., 7.75%, 1/20/24		10	12,523
News America, Inc.:
7.13%, 4/08/28		125	142,555
7.63%, 11/30/28		140	167,697
6.40%, 12/15/35		5,210	5,777,739
6.75%, 1/09/38		5,060	5,715,887
Time Warner Cable, Inc., 5.00%, 2/01/20		3,470	3,716,131
Time Warner Cos., Inc., 6.63%, 5/15/29		20	22,654
Time Warner, Inc.:
4.70%, 1/15/21		2,080	2,203,939
6.10%, 7/15/40		1,370	1,475,247

			108,081,738

Metals & Mining — 0.4%
Aleris International, Inc., 9.00%, 12/15/14 (c)(d)		140	350
AngloGold Ashanti Holdings Plc, 5.38%, 4/15/20		2,440	2,581,237
Arch Western Finance LLC, 6.75%, 7/01/13		296	299,330
Teck Resources Ltd., 10.75%, 5/15/19		7,570	9,532,901

			12,413,818

Multiline Retail — 0.2%
Dollar General Corp., 11.88%, 7/15/17 (f)		6,895	8,032,675

Oil, Gas & Consumable Fuels — 3.9%
Arch Coal, Inc., 7.25%, 10/01/20		8,770	9,263,312
BP Capital Markets Plc, 3.13%, 3/10/12		11,530	11,755,792
Canadian Natural Resources, Ltd.:
5.90%, 2/01/18		2,625	3,060,582
6.50%, 2/15/37		4,420	5,212,046
Cenovus Energy, Inc., 6.75%, 11/15/39		5,145	6,211,908
Chesapeake Energy Corp., 6.63%, 8/15/20		12,410	12,968,450
ConocoPhillips, 7.00%, 3/30/29		80	96,222
Consol Energy, Inc. (a):
8.00%, 4/01/17		5,101	5,521,833
8.25%, 4/01/20		2,849	3,112,533
Enterprise Products Operating LLC, 6.13%, 10/15/39		4,600	4,951,297
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20		4,710	5,075,873
MidAmerican Energy Holdings Co.:
5.95%, 5/15/37		7,150	8,042,749
6.50%, 9/15/37		25	30,020
Nexen, Inc., 6.40%, 5/15/37		7,000	7,627,830
Peabody Energy Corp., 6.50%, 9/15/20		11,850	12,753,562
Pemex Finance Ltd., 9.03%, 2/15/11		7	7,123
Petrobras International Finance Co.:
5.88%, 3/01/18		3,760	4,178,089
5.75%, 1/20/20		15,650	17,325,254
Petrohawk Energy Corp., 7.25%, 8/15/18 (a)		8,853	9,030,060
Rockies Express Pipeline LLC, 3.90%, 4/15/15 (a)		6,400	6,402,554
Tennessee Gas Pipeline Co., 7.00%, 10/15/28		920	1,005,732
Valero Energy Corp., 6.63%, 6/15/37		6,050	6,075,670

			139,708,491

Paper & Forest Products — 0.3%
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)		7,550	8,389,937
International Paper Co., 7.30%, 11/15/39		3,305	3,699,918

			12,089,855

Pharmaceuticals — 0.3%
Bristol-Myers Squibb Co., 6.88%, 8/01/97		75	91,283
Merck & Co., Inc., 4.00%, 6/30/15		4,890	5,410,174
Teva Pharmaceutical Finance LLC:
3.00%, 6/15/15		4,610	4,822,466
6.15%, 2/01/36		50	60,093

			10,384,016

Corporate Bonds		Par (000)	Value

Road & Rail — 0.4%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40	USD	8,660	$9,556,959
Kazakhstan Temir Zholy Finance BV, 6.38%, 10/06/20 (a)(e)		3,450	3,570,750

			13,127,709

Software — 0.1%
Oracle Corp., 3.88%, 7/15/20 (a)		4,150	4,344,357

Thrifts & Mortgage Finance — 2.3%
Achmea Hypotheekbank NV, 3.20%, 11/03/14 (a)		13,180	14,010,762
Cie de Financement Foncier, 2.50%, 9/16/15 (a)		13,100	13,174,696
MGIC Investment Corp., 5.38%		8,010	7,249,050
The PMI Group Inc., 6.00%, 9/15/16		13,350	10,607,148
Radian Group, Inc.:
5.63%, 2/15/13		13,350	12,348,750
5.38%, 6/15/15		13,350	11,314,125
Stadshypotek AB, 1.45%, 9/30/13 (a)		15,420	15,470,377

			84,174,908

Tobacco — 0.3%
Philip Morris International, Inc., 4.50%, 3/26/20		10,400	11,346,390

Wireless Telecommunication Services — 1.0%
Cricket Communications, Inc., 7.75%, 5/15/16		7,367	7,818,229
Crown Castle Towers LLC, 6.11%, 1/15/40 (a)		13,550	14,969,092
Vodafone Group Plc, 4.15%, 6/10/14		13,325	14,392,039

			37,179,360

Total Corporate Bonds — 31.4%			1,128,959,037

Foreign Agency Obligations

Kreditanstalt fuer Wiederaufbau, 2.75%, 9/08/20		4,525	4,553,571
Landwirtschaftliche Rentenbank:
4.13%, 7/15/13		1,015	1,101,435
Series E, 5.25%, 7/02/12		3,515	3,787,251
Series E, 4.38%, 1/15/13		2,860	3,089,249
Series E, 4.00%, 2/02/15		2,235	2,469,921
Mexico Government International Bond:
6.38%, 1/16/13		2,818	3,137,843
5.63%, 1/15/17		3,840	4,392,960
Province of Ontario Canada:
4.10%, 6/16/14		14,185	15,582,676
Series 1, 1.88%, 11/19/12		10,810	11,073,840
Qatari Diar Finance QSC, 3.50%, 7/21/15 (a)		3,635	3,710,757
Russian Foreign Bond Eurobond, 7.50%, 3/31/30		12,333	14,739,815
United Mexican States, Series A, 5.13%, 1/15/20		1,595	1,782,412

Total Foreign Agency Obligations — 1.9%			69,421,730

Investment Companies		Shares

iShares JPMorgan USD Emerging Markets Bond Fund (h)		145,000	16,145,750

Total Investment Companies — 0.5%			16,145,750

See Notes to Financial Statements.

36	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value

Collateralized Mortgage Obligations — 8.9%
Arkle Master Issuer Plc, Series 2010-1A, Class 2A, 1.53%, 5/17/60 (a)(b)	USD	13,200	$13,088,625
Banc of America Alternative Loan Trust, Series 2004-7, Class 4A1, 5.00%, 8/25/19		1,154	1,174,955
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-2, Class 2A1, 5.65%, 7/25/36 (b)		1,971	1,463,581
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.21%, 12/25/35 (a)(b)(h)		9	9,158
CitiMortgage Alternative Loan Trust, Series 2007-A8, Class A1, 6.00%, 10/25/37		21,502	17,194,735
Citigroup Mortgage Loan Trust, Inc., Series 2007-2, Class 2A, 6.00%, 11/25/36		668	626,449
Collateralized Mortgage Obligation Trust, Series 57, Class D, 9.90%, 2/01/19		14	15,896
Countrywide Alternative Loan Trust:
Series 2005-21B, Class A17, 6.00%, 6/25/35		18,814	16,958,211
Series 2006-01A0, Class 1A1, 1.27%, 8/25/46 (b)		73	39,752
Series 2006-0A21, Class A1, 0.45%, 3/20/47 (b)		10,336	5,643,434
Series 2006-43CB, Class 1A10, 6.00%, 2/25/37		8,276	5,535,887
Series 2006-J4, Class 2A8, 6.00%, 7/25/36		17,236	12,466,947
Series 2006-OC9, Class A1, 0.33%, 12/25/46 (b)		543	538,104
Series 2006-OC10, Class 2A1, 0.35%, 11/25/36 (b)		470	466,929
Countrywide Home Loan Mortgage Pass-Through Trust (b):
Series 2004-29, Class1A1, 0.53%, 2/25/35		504	421,038
Series 2006-0A5, Class 2A1, 0.46%, 4/25/46		4,469	2,584,480
Series 2006-0A5, Class 3A1, 0.46%, 4/25/46		7,461	4,595,342
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 3A1, 6.00%, 10/25/21		3,845	3,154,613
Deutsche ALT-A Securities, Inc. Alternate Loan Trust (b):
Series 2005-2, Class 1A1, 0.66%, 4/25/35		1,776	1,346,946
Series 2006-0A1, Class A1, 0.46%, 2/25/47		8,913	5,664,762
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 3A1, 5.52%, 8/25/35 (b)		3,055	2,910,995
GSR Mortgage Loan Trust:
Series 2004-9, Class 4A1, 2.91%, 8/25/34 (b)		110	104,219
Series 2005-AR4, Class 6A1, 5.25%, 7/25/35 (b)		10,211	9,959,188
Series 2006-2F, Class 2A2, 5.75%, 2/25/36		2,132	1,957,562
Harborview Mortgage Loan Trust (b):
Series 2005-8, Class 1A2A, 0.59%, 9/19/35		1,449	904,060
Series 2005-10, Class 2A1A, 0.57%, 11/19/35		9,552	6,306,314
Series 2006-9, Class 2A1A, 0.47%, 11/19/36		422	268,235
Series 2006-11, Class A1A, 0.43%, 12/19/36		936	596,205
Homebanc Mortgage Trust, Class A1 (b):
Series 2005-4, 0.53%, 10/25/35		27,605	20,406,316
Series 2006-2, 0.44%, 12/25/36		8,790	6,374,655
Impac CMB Trust, Series 2005-6, Class 1A2, 0.40%, 10/25/35 (b)		532	303,312
Impac Secured Assets CMN Owner Trust, Series 2004-3 (b):
Class 1A4, 1.06%, 11/25/34		1,422	1,295,327
Class M1, 1.16%, 11/25/34		11,950	4,845,653

Non-Agency Mortgage-Backed Securities		Par (000)	Value

Collateralized Mortgage Obligations (concluded)
IndyMac INDX Mortgage Loan Trust, Series 2006-AR41, Class A3, 0.44%, 2/25/37 (b)	USD	13,391	$6,702,712
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%, 7/25/36		8,530	8,102,509
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		2,509	2,356,187
Luminent Mortgage Trust, Series 2006-7, Class 1A1, 0.44%, 12/25/36 (b)		17,448	10,034,494
Ocwen Residential MBS Corp., Series 1998-R2, Class AP, 12.10%, 11/25/34 (a)(b)		21	3,843
Residential Accredit Loans, Inc.:
Series 2006-QS4, Class A9, 6.00%, 4/25/36		7,190	5,002,938
Series 2007-QS1, Class 2A10, 6.00%, 1/25/37		4,691	3,087,492
Series 2007-QS5, Class A1, 5.50%, 3/25/37		6,859	4,280,045
Station Place Securitization Trust, Series 2009-1, Class A, 1.76%, 1/25/40 (a)(b)		15,295	15,295,000
Structured Adjustable Rate Mortgage Loan Trust (b):
Series 2005-19XS, Class 1A1, 0.58%, 10/25/35		8,929	5,959,755
Series 2007-3, Class 2A1, 5.58%, 4/25/37		23,027	17,400,104
Structured Asset Securities Corp., Series 2005-GEL2, Class A, 0.54%, 4/25/35 (b)		941	826,166
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1, 0.38%, 10/25/46 (b)		16,407	16,270,575
WaMu Mortgage Pass-Through Certificates (b):
Series 2000-1, Class B1, 0.66%, 1/25/40 (a)		1	239
Series 2006-AR11, Class 1A, 1.37%, 9/25/46		1,213	758,828
Series 2006-AR18, Class 1A1, 5.19%, 1/25/37		23,149	17,892,057
Series 2007-0A4, Class 1A, 1.18%, 5/25/47		4,683	2,994,693
Wells Fargo Mortgage-Backed Securities Trust (b):
Series 2006-AR2, Class 2A5, 4.57%, 3/25/36		25,252	21,481,266
Series 2006-AR3, Class A4, 5.56%, 3/25/36		25,156	22,159,758
Series 2006-AR12, Class 2A1, 5.98%, 9/25/36		5,309	4,902,093
Series 2006-AR15, Class A1, 5.47%, 10/25/36		5,255	4,533,534

			319,266,173

Commercial Mortgage-Backed Securities — 14.6%
Banc of America Commercial Mortgage, Inc.:
Series 2004-4, Class A6, 4.88%, 7/10/42 (b)		2,840	3,034,031
Series 2004-7, Class 4A1, 6.50%, 4/15/36		1,184	1,198,390
Series 2005-3, Class A3A, 4.62%, 7/10/43		850	876,648
Series 2006-2, Class A4, 5.93%, 5/10/45 (b)		5,460	5,988,879
Series 2006-4, Class A4, 5.63%, 7/10/46		9,100	9,850,739
Series 2006-5, Class AM, 5.45%, 9/10/47		1,110	1,012,973
Series 2007-3, Class A2, 5.84%, 6/10/49 (b)		22,000	23,103,098
Series 2007-3, Class A4, 5.66%, 5/10/17 (b)		7,000	7,223,722
Bear Stearns Commercial Mortgage Securities:
Series 1998-C1, Class A2, 6.44%, 6/16/30		23	23,055
Series 2002-TOP6, Class A2, 6.46%, 10/15/36		202	213,022
Series 2004-PWR6, Class A6, 4.83%, 11/11/41		440	476,378
Series 2005-PW10, Class AM, 5.45%, 12/11/40 (b)		1,350	1,353,245
Series 2006-PW11, Class A4, 5.62%, 3/11/39 (b)		175	193,150
Series 2007-PW15, Class A4, 5.33%, 2/11/44		20,950	21,556,848

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	37

Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
CS First Boston Mortgage Securities Corp.:
Series 2001-CK6, Class A3, 6.39%, 8/15/36	USD	500	$521,141
Series 2002-CKN2, Class A3, 6.13%, 4/15/37		235	247,245
Series 2002-CKS4, Class A2, 5.18%, 11/15/36		3,605	3,814,065
Series 2002-CP5, Class A1, 4.11%, 12/15/35		5,003	5,126,584
Series 2003-C3, Class A5, 3.94%, 5/15/38		3,550	3,729,064
Series 2003-CPN1, Class A2, 4.60%, 3/15/35		1,000	1,057,299
Citigroup Commercial Mortgage Trust, Series 2005-C3, Class A4, 4.86%, 5/15/43		860	915,237
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2006-CD3, Class A5, 5.62%, 10/15/48		6,109	6,648,939
Series 2007-CD4, Class A2B, 5.21%, 12/11/49		14,800	15,433,061
Series 2007-CD5, Class A4, 5.89%, 11/15/44 (b)		446	482,562
Commercial Mortgage Pass-Through Certificates:
Series 2004-LB3A, Class A3, 5.09%, 7/10/37 (b)		9,900	10,120,112
Series 2006-C8, Class A4, 5.31%, 12/10/16		6,000	6,237,856
Series 2007-C9, Class A4, 5.82%, 12/10/49 (b)		5,384	5,860,796
Series 2007-C9, Class AAB, 6.01%, 12/10/49 (b)		175	192,745
First Union National Bank Commercial Mortgage:
Series 2001-C2, Class A2, 6.66%, 1/12/43		2,020	2,045,822
Series 2001-C3, Class A3, 6.42%, 8/15/33		1,106	1,131,638
GE Capital Commercial Mortgage Corp.:
Series 2001-1, Class B, 6.72%, 5/15/33		225	229,213
Series 2001-3, Class A2, 6.07%, 6/10/38		1,670	1,737,130
Series 2002-1A, Class A3, 6.27%, 12/10/35		1,726	1,822,011
Series 2007-C1, Class A2, 5.42%, 12/10/49		38,422	39,777,132
GMAC Commercial Mortgage Securities, Inc.:
Series 2000-C2, Class A2, 5.66%, 5/10/40 (b)		2,465	2,705,777
Series 2001-C1, Class B, 6.67%, 4/15/34 (b)		15,000	15,261,671
Series 2003-C3, Class A4, 5.02%, 4/10/40		2,325	2,524,356
Series 2004-C3, Class AAB, 4.70%, 12/10/41		620	659,486
Series 2006-C1, Class AM, 5.29%, 11/10/45 (b)		1,980	1,940,631
GS Mortgage Securities Corp. II:
Series 2004-GG2, Class A4, 4.96%, 8/10/38		1,625	1,700,532
Series 2005-GG4, Class A4, 4.76%, 7/10/39		12,800	13,444,966
Series 2006-GG8, Class A4, 5.56%, 11/10/39		5,000	5,325,548
Greenwich Capital Commercial Funding Corp.:
Series 2004-GG1, Class A4, 4.76%, 6/10/36		8,646	8,689,962
Series 2005-GG3, Class A3, 4.57%, 8/10/42		2,445	2,515,787
Series 2005-GG3, Class AAB, 4.62%, 8/10/42		814	850,453
Series 2006-GG7, Class A4, 5.89%, 7/10/38 (b)		467	511,255
Series 2007-GG9, Class A4, 5.44%, 3/10/39		5,000	5,270,529

Non-Agency Mortgage-Backed Securities		Par (000)	Value

Commercial Mortgage-Backed Securities (concluded)
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-C1, Class A3, 5.86%, 10/12/35	USD	943	$975,396
Series 2001-CIB2, Class A3, 6.43%, 4/15/35		19,585	20,034,617
Series 2001-CIB3, Class A3, 6.47%, 11/15/35		3,150	3,276,353
Series 2001-CIBC, Class A3, 6.26%, 3/15/33		485	486,698
Series 2004-CBX, Class A5, 4.65%, 1/12/37		900	935,941
Series 2006-LDP8, Class A2, 5.29%, 5/15/45		24,473	25,715,099
Series 2007-LD1, Class A2, 5.99%, 6/15/49 (b)		37,000	38,653,286
LB-UBS Commercial Mortgage Trust:
Series 2003-C7, Class A3, 4.56%, 9/15/27 (b)		195	196,835
Series 2005-C1, Class AAB, 4.57%, 2/15/30		962	1,006,783
Series 2005-C2, Class A5, 5.15%, 4/15/30 (b)		7,000	7,483,372
Series 2006-C4, Class AM, 6.10%, 6/15/38 (b)		1,402	1,399,850
Series 2006-C7, Class AM, 5.38%, 11/15/38		1,410	1,392,848
Series 2007-C1, Class A4, 5.42%, 2/15/40		1,500	1,580,249
Series 2007-C2, Class A3, 5.43%, 2/15/40		175	183,055
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A2, 5.79%, 5/12/39 (b)		40,000	42,587,944
Merrill Lynch/Countrywide Commercial Mortgage Trust:
Series 2006-2, Class A2, 5.88%, 6/12/46 (b)		14,159	14,334,468
Series 2007-9, Class ASB, 5.64%, 9/12/49		25,000	27,333,985
Morgan Stanley Capital I:
Series 1998-WF2, Class G, 6.34%, 7/15/30 (a)(b)		5,026	5,406,505
Series 2004-HQ4, Class A7, 4.97%, 4/14/40		8,900	9,362,302
Series 2007-HQ11, Class A2, 5.36%, 2/12/44		13,000	13,485,870
Series 2007-HQ13, Class A1, 5.36%, 12/15/44		103	105,677
Morgan Stanley Dean Witter Capital I, Series 2001-TOP3, Class A4, 6.39%, 7/15/33		1,162	1,193,886
Prudential Mortgage Capital Funding, LLC, Series 2001-Rock, Class A2, 6.61%, 5/10/34		1,435	1,455,642
RBSCF Trust, Series 2010-RR3, Class WBTA, 5.90%, 4/16/17 (a)(b)		14,233	15,629,613
Salomon Brothers Mortgage Securities VII, Inc.:
Series 2000-C3, Class A2, 6.59%, 12/18/33		203	202,401
Series 2001-C2, Class A3, 6.50%, 11/13/36		4,404	4,561,988
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C21, Class A3, 5.37%, 10/15/44 (b)		2,688	2,686,185
Series 2006-C28, Class A2, 5.50%, 10/15/48		14,095	14,448,224
Series 2006-C29, Class A4, 5.31%, 11/15/48		7,040	7,581,510
Series 2007-C33, Class A4, 6.10%, 2/15/51 (b)		16,380	17,100,872
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class A2, 5.15%, 5/25/36 (a)(b)		29	29,321

			525,461,558

See Notes to Financial Statements.

38	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities — 0.0%
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 2.10%, 5/25/36 (a)(b)	USD	6,948	$124,470

Total Non-Agency Mortgage-Backed Securities — 23.5%			844,852,201

Preferred Securities

Capital Trusts

Capital Markets — 0.2%
Credit Suisse Guernsey Ltd., 5.86% (b)(i)		3,101	2,947,888
Goldman Sachs Capital II, 5.79% (b)(i)		3,190	2,707,513
Lehman Brothers Holdings Capital Trust VII, 5.86% (c)(d)(i)		1,868	187

			5,655,588

Diversified Financial Services — 0.3%
JPMorgan Chase & Co., 7.90% (b)(i)		10,800	11,573,604
JPMorgan Chase Capital XXI, Series U, 1.42%, 1/15/87 (b)		285	203,908

			11,777,512

Insurance — 0.5%
Chubb Corp., 6.38%, 3/29/67 (b)		6,875	6,771,875
Lincoln National Corp. (b):
7.00%, 5/17/66		4,185	3,933,900
6.05%, 4/20/67		3,110	2,713,475
The Travelers Cos., Inc., 6.25%, 3/15/67 (b)		5,790	5,558,400

			18,977,650

Total Capital Trusts — 1.0%			36,410,750

Trust Preferred	Shares

Diversified Financial Services — 0.2%
Citigroup Capital XIII, 7.88%, 10/15/40 (b)(e)	231,000	5,775,000

Total Trust Preferred — 0.2%		5,775,000

Total Preferred Securities — 1.2%		42,185,750

Taxable Municipal Bonds		Par (000)

The Board of Trustees of The Leland Stanford Junior University, 4.25%, 5/01/16	USD	55	61,679
City of Chicago Illinois, RB, Build America Bonds, 6.40%, 1/01/40		2,200	2,347,422
Cornell University, 4.35%, 2/01/14		360	395,705
Dallas Area Rapid Transit, RB, Build America Bonds, 6.00%, 12/01/44		2,210	2,577,987
Metropolitan Transportation Authority, RB, Build America Bonds, 7.34%, 11/15/39		5,540	6,967,990
New Jersey State Turnpike Authority, RB, Build America Bonds, 7.41%, 1/01/40		1,335	1,665,439
New York City Municipal Water Finance Authority, RB, Build America Bonds, 5.72%, 6/15/42		6,430	6,960,668
New York State Dormitory Authority, RB, Build America Bonds, 5.63%, 3/15/39		4,650	4,881,756

Taxable Municipal Bonds	Par (000)		Value

Port Authority of New York & New Jersey, RB, Consolidated:
158th Series, 5.86%, 12/01/24	USD	55	$61,415
159th Series, 6.04%, 12/01/29		3,275	3,682,934
State of California, GO:
Build America Bonds, 7.30%, 10/01/39		9,890	10,486,466
Build America Bonds, 7.35%, 11/01/39		4,980	5,311,519
Build America Bonds, Various Purpose, 7.50%, 4/01/34		3,310	3,646,362
Various Purpose, Series 3, 5.45%, 4/01/15		20,425	21,886,205
University of California, RB, Build America Bonds, 5.95%, 5/15/45		4,220	4,291,867

Total Taxable Municipal Bonds — 2.1%			75,225,414

U.S. Government Sponsored Agency Securities

Agency Obligations — 2.2%
Fannie Mae:
1.75%, 5/07/13	3,450	3,541,515
6.63%, 11/15/30	1,450	1,994,838
Federal Home Loan Banks:
1.00%, 12/28/11	4,300	4,332,267
5.00%, 11/17/17 (j)	10,950	12,970,833
Freddie Mac:
2.13%, 3/23/12	2,000	2,049,114
2.13%, 9/21/12	4,500	4,640,148
2.50%, 4/23/14 (k)	11,100	11,668,142
4.38%, 7/17/15 (j)	7,950	9,019,180
1.75%, 9/10/15 (j)	4,990	5,039,386
5.50%, 7/18/16 (j)	1,985	2,388,316
5.00%, 2/16/17 (k)	4,065	4,773,859
4.88%, 6/13/18 (k)	4,300	5,051,838
3.75%, 3/27/19	3,650	3,968,842
6.25%, 7/15/32	4,300	5,773,911

		77,212,189

Collateralized Mortgage Obligations — 0.7%
Fannie Mae Mortgage-Backed Securities:
Series 2004-29, Class HC, 7.50%, 7/25/30	584	604,661
Series 2005-48, Class AR, 5.50%, 2/25/35	64	70,800
Series 2005-118, Class MC, 6.00%, 1/25/32	29	29,295
Series 2006-26, Class QA, 5.50%, 6/25/26	405	410,317
Series 2006-M2, Class A2A, 5.27%, 10/25/32 (b)	4,600	5,186,674
Series 2007-22, Class PA, 5.50%, 3/25/37	10,100	11,332,396
Freddie Mac Mortgage-Backed Securities:
Series 2825, Class VP, 5.50%, 6/15/15	1,153	1,259,908
Series 3063, Class YB, 5.50%, 6/15/26	142	142,540
Series 3068, Class VA, 5.50%, 10/15/16	7,312	7,579,913

		26,616,504

Commercial Mortgage-Backed Securities — 0.0%
Freddie Mac Mortgage-Backed Securities, Series K003, Class A3, 4.32%, 12/25/15	105	115,429

Interest Only Collateralized Mortgage Obligations — 2.1%
Fannie Mae Mortgage-Backed Securities (b):
Series 2006-82, Class SI, 6.10%, 9/25/36	57,070	5,951,137
Series 2009-42, Class SI, 5.74%, 6/25/39	45,787	4,510,468
Series 2009-70, Class SI, 6.12%, 9/25/36	53,756	6,284,718
Series 2009-90, Class IA, 5.49%, 3/25/37	55,102	4,821,663
Series 2010-118, Class YB, 6.24%, 10/25/40	67,600	7,816,250
Series 2010-64, Class AS, 6.17%, 6/25/40	48,223	5,584,370

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	39

Schedule of Investments (continued)	Master Total Return Portfolio (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)		Value

Interest Only Collateralized Mortgage Obligations (concluded)
Ginnie Mae Mortgage-Backed Securities (b):
Series 2006-69, Class SA, 6.46%, 12/20/36	USD	8,531	$962,205
Series 2007-27, Class S, 6.16%, 5/20/37		16,032	1,687,934
Series 2007-36, Class SA, 6.13%, 6/20/37		11,209	1,295,372
Series 2007-9, Class BI, 6.35%, 3/20/37		20,962	2,357,185
Series 2009-16, Class SL, 7.10%, 1/20/37		25,452	2,939,473
Series 2009-33, Class SK, 6.14%, 5/20/39		45,576	4,363,633
Series 2009-66, Class US, 5.72%, 8/16/39		33,215	2,967,550
Series 2009-88, Class SK, 5.97%, 10/16/39		23,959	2,542,314
Series 2009-92, Class SL, 6.04%, 10/16/39		33,410	3,487,569
Series 2009-93, Class SM, 5.77%, 10/16/39		13,511	1,181,470
Series 2009-93, Class SN, 5.77%, 10/16/39		19,292	1,687,038
Series 2009-106, Class KS, 6.14%, 11/20/39		53,051	5,381,451
Series 2009-106, Class SL, 5.84%, 4/20/36		29,049	3,869,324
Series 2009-106, Class SU, 5.93%, 5/20/37		22,393	2,348,958
Series 2009-110, Class CS, 6.04%, 11/16/39		23,817	2,331,430

			74,371,512

Mortgage-Backed Securities — 284.2%
Fannie Mae Mortgage-Backed Securities:
3.29%, 11/01/35 (b)		23,182	24,401,451
3.50%, 10/01/25 – 10/01/40 (l)		486,300	500,138,906
4.00%, 1/01/25 – 10/15/40 (l)		3,375,099	3,476,806,317
4.50%, 10/15/25 – 12/15/40 (l)		1,455,100	1,513,721,903
5.00%, 10/15/25 – 10/15/40 (l)		1,129,406	1,190,327,495
5.03%, 8/01/38 (b)		11,442	12,141,668
5.50%, 12/01/32 – 10/15/40 (l)		1,056,695	1,124,524,604
5.58%, 10/01/38 (b)		91	97,523
6.00%, 2/01/34 – 10/15/40 (l)		1,481,375	1,591,993,467
6.28%, 8/01/11		1,800	1,827,214
6.50%, 10/15/40 (l)		21,100	23,005,583
Freddie Mac Mortgage-Backed Securities:
4.00%, 4/01/25 – 10/01/25 (l)		103,223	108,067,802
4.50%, 10/15/40 (l)		54,500	56,671,498
5.00%, 10/15/40 (l)		37,500	39,386,700
5.31%, 2/01/37 (b)		165	174,470
5.35%, 5/01/36 (b)		94	98,610
5.49%, 2/01/37 (b)		154	164,138
5.50%, 10/15/40 (l)		1,700	1,803,062
5.70%, 10/01/36 (b)		102	107,696
Ginnie Mae Mortgage-Backed Securities:
1.88%, 5/20/34 (b)		1,720	1,755,799
4.00%, 10/15/40 (l)		145,000	149,893,750
4.50%, 10/15/40 (l)		61,800	65,005,875
5.00%, 3/15/17 – 11/19/40 (l)		132,400	140,892,007
5.50%, 10/15/40 (l)		72,000	77,582,812
6.00%, 10/15/40 – 11/15/40 (l)		69,000	74,800,312
6.50%, 10/15/40 (l)		31,000	34,080,625

			10,209,471,287

Total U.S. Government Sponsored Agency Securities — 289.2%			10,387,786,921

U.S. Treasury Obligations		Par (000)	Value

U.S. Treasury Bonds (j):
7.25%, 5/15/16	USD	6,800	$8,917,030
8.75%, 8/15/20		47,793	73,855,096
8.13%, 5/15/21		9,100	13,738,161
8.00%, 11/15/21		7,300	11,010,451
7.25%, 8/15/22 (m)		14,620	21,196,719
6.25%, 8/15/23		5,450	7,381,344
7.63%, 2/15/25		7,500	11,513,670
6.13%, 11/15/27		12,300	16,983,606
5.38%, 2/15/31		2,850	3,669,375
4.50%, 2/15/36		11,350	13,050,729
3.50%, 2/15/39 (k)		23,100	22,349,250
4.38%, 11/15/39		17,150	19,240,156
4.63%, 2/15/40		14,640	17,105,933
4.38%, 5/15/40		35,556	39,934,011
3.88%, 8/15/40		11,165	11,541,819
U.S. Treasury Notes (j):
1.38%, 1/15/13		44,550	45,430,575
3.38%, 6/30/13		14,850	15,991,594
1.00%, 7/15/13		50,000	50,547,000
0.75%, 9/15/13		28,595	28,688,820
2.38%, 8/31/14 (k)		26,600	28,065,075
2.38%, 9/30/14		45,050	47,548,879
4.25%, 11/15/14		24,050	27,264,812
2.50%, 4/30/15		23,065	24,452,498
4.25%, 8/15/15		23,300	26,629,360
1.25%, 9/30/15 (k)		108,100	107,931,148
5.13%, 5/15/16		4,400	5,269,000
4.88%, 8/15/16		18,800	22,317,649
2.75%, 11/30/16		18,850	20,028,125
3.13%, 4/30/17		13,155	14,235,144
2.75%, 5/31/17 (k)		20,375	21,554,529
2.38%, 7/31/17		17,000	17,552,500
4.75%, 8/15/17		8,200	9,735,581
2.75%, 2/15/19		22,900	23,756,964
3.38%, 11/15/19		10,980	11,828,381
2.63%, 8/15/20		204,630	206,548,406

Total U.S. Treasury Obligations — 29.1%			1,046,863,390

Total Long-Term Investments (Cost — $13,841,460,715) — 387.5%			13,922,051,081

Short-Term Securities	Shares

Money Market Fund — 0.6%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (h)(n)		20,883,348	20,883,348

	Par (000)

Borrowed Bond Agreements — 2.6%
Banc of America Securities LLC, 0.08%	USD	50,490	50,490,000
Barclays Capital Inc.:
0.20%		8,727	8,726,794
0.21%		10,547	10,547,487
Credit Suisse Securities (USA) LLC, 0.25%, 10/06/10		23,780	23,780,400

			93,544,681

Total Short-Term Securities (Cost — $114,428,029) — 3.2%			114,428,029

See Notes to Financial Statements.

40	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Options Purchased	Contracts	Value

Exchange-Traded Call Options — 0.0%
Five-Year U.S. Treasury Bond Future, Strike Price USD 121.00, Expires 11/26/10	206	$130,360

Exchange-Traded Put Options — 0.0%
Five-Year U.S. Treasury Bond Future, Strike Price USD 117.00, Expires 11/26/10	206	8,047

	Notional Amount (000)

Over-the-Counter Call Options — 0.0%
CHF Call Option, Strike Price USD 1.40, Expires 2/17/11, Broker Citibank NA	USD	69,792	452,255
EUR Call Option, Strike Price USD 1.20, Expires 10/13/10, Broker HSBC Securities (USA) Inc.		68,412	684
EUR Call Option, Strike Price USD 1.40, Expires 2/01/11, Broker HSBC Securities (USA) Inc.		68,412	684

			453,623

Over-the-Counter Call Swaptions — 0.1%
Receive a fixed rate of 3.00% and pay a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker UBS AG		48,000	1,918,032
Receive a fixed rate of 3.81% and pay a floating rate based on 3-month LIBOR, Expires 9/17/13, Broker Citibank NA		30,000	2,103,570

			4,021,602

Over-the-Counter Put Options — 0.0%
CHF Put Option, Strike Price USD 1.25, Expires 2/17/11, Broker UBS AG		38,637	407,234

Over-the-Counter Put Swaptions — 0.2%
Pay a fixed rate of 3.00% and receive a floating rate based on 3-month LIBOR, Expires 9/02/11, Broker UBS AG		48,000	1,585,248
Pay a fixed rate of 3.81% and receive a floating rate based on 3-month LIBOR, Expires 9/17/13, Broker Citibank NA		30,000	1,568,760
Pay a fixed rate of 4.00% and receive a floating rate based on 3-month LIBOR, Expires 9/29/14, Broker Royal Bank of Scotland Plc		45,000	2,687,490
Pay a fixed rate of 2.02% and receive a floating rate based on 3-month LIBOR, Expires 11/10/10, Broker Bank of America NA		55,400	20,387

			5,861,885

Total Options Purchased (Cost — $12,908,856) — 0.3%			10,882,751

Total Investments Before Borrowed Bonds, Investments Sold Short, TBA Sale Commitments and Options Written (Cost — $13,968,797,600*) — 391.0%			14,047,361,861

Borrowed Bonds	Par (000)

U.S. Treasury Notes:
1.88%, 8/31/17	51,000	(50,956,191)
3.63%, 2/15/20	9,710	(10,649,899)
4.63%, 2/15/40	7,515	(8,780,812)
4.38%, 5/15/40	20,860	(23,428,492)

Total Borrowed Bonds (Proceeds — $93,527,926) — (2.6)%		(93,815,394)

Investments Sold Short	Par (000)		Value

U.S. Treasury Note, 0.38%, 9/30/12	USD	70,445	$(70,367,933)

Total Investments Sold Short
(Proceeds — $70,375,970) — (1.9)%			(70,367,933)

TBA Sale Commitments (l)

Fannie Mae Mortgage-Backed Securities:
3.50%, 10/01/25 – 10/01/40	300,000	(309,468,600)
4.00%, 1/01/25 – 10/15/40	3,546,400	(3,652,127,909)
4.50%, 10/15/25 – 12/15/40	1,397,800	(1,455,428,628)
5.00%, 10/15/25 – 10/15/40	748,800	(788,535,747)
5.50%, 12/01/32 – 10/15/40	810,300	(861,301,415)
6.00%, 2/01/34 – 10/15/40	1,236,400	(1,327,970,257)
Freddie Mac Mortgage-Backed Securities:
4.00%, 4/01/25 – 10/01/25	67,800	(70,681,500)
4.50%, 10/15/40	54,500	(56,671,498)
5.00%, 10/15/25 – 10/15/40	37,500	(39,386,700)
Ginnie Mae Mortgage-Backed Securities:
5.00%, 3/15/17 – 11/19/40	392,900	(418,463,422)
5.50%, 10/15/40	36,000	(38,882,812)
6.00%, 10/15/40 – 11/15/40	34,500	(37,432,500)

Total TBA Sale Commitments (Proceeds — $9,060,863,355) — (252.1)%		(9,056,350,988)

Options Written	Notional Amount (000)

Over-the-Counter Call Options — (0.0)%
CHF Call Option, Strike Price USD 1.40, Expires 2/17/11, Broker UBS AG	34,497	(223,543)
EUR Call Option, Strike Price USD 1.20, Expires 10/13/10, Broker HSBC Securities (USA) Inc.	136,824	(1,368)
EUR Call Option, Strike Price USD 1.25, Expires 10/13/10, Broker HSBC Securities (USA) Inc.	34,206	(342)

		(225,253)

Over-the-Counter Call Swaptions — (0.6)%
Pay a fixed rate of 2.21% and receive a floating rate based on 3-month LIBOR, Expires 12/01/10, Broker UBS AG	34,800	(94,621)
Pay a fixed rate of 2.72% and receive a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker Bank of America NA	63,800	(1,234,913)
Pay a fixed rate of 2.32% and receive a floating rate based on 3-month LIBOR, Expires 12/03/10, Broker Citibank NA	50,000	(237,850)
Pay a fixed rate of 2.16% and receive a floating rate based on 3-month LIBOR, Expires 12/29/10, Broker Deutsche Bank AG	58,600	(228,364)
Pay a fixed rate of 3.08% and receive a floating rate based on 3-month LIBOR, Expires 9/14/11, Broker Bank of America NA	27,400	(1,203,545)
Pay a fixed rate of 3.76% and receive a floating rate based on 3-month LIBOR, Expires 7/23/12, Broker JPMorgan Chase Bank NA	35,000	(2,694,440)
Pay a fixed rate of 5.00% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank NA	56,200	(8,308,833)
Pay a fixed rate of 3.23% and receive a floating rate based on 6-month EURIBOR, Expires 9/03/13, Broker Citibank NA	53,600	(3,551,107)

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	41

Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Options Written	Notional Amount (000)		Value

Over-the-Counter Call Swaptions (concluded)
Pay a fixed rate of 4.21% and receive a floating rate based on 3-month LIBOR, Expires 8/06/15, Broker Goldman Sachs Bank USA	USD	37,600	$(1,876,917)
Pay a fixed rate of 3.97% and receive a floating rate based on 3-month LIBOR, Expires 8/11/15, Broker Bank of America NA		27,500	(1,198,835)

			(20,629,425)

Over-the-Counter Put Options — (0.0)%
CHF Put Option, Strike Price USD 1.25, Expires 2/17/11, Broker Citibank NA		78,168	(823,886)

Over-the-Counter Put Swaptions — (0.4)%
Receive a fixed rate of 3.32% and pay a floating rate based on 3-month LIBOR, Expires 10/29/10, Broker JPMorgan Chase Bank NA		47,200	(5,050)
Receive a fixed rate of 2.32% and pay a floating rate based on 3-month LIBOR, Expires 11/10/10, Broker Bank of America NA		55,400	(2,216)
Receive a fixed rate of 1.96% and pay a floating rate based on 3-month LIBOR, Expires 11/30/10, Broker Deutsche Bank AG		72,000	(100,080)
Receive a fixed rate of 3.21% and pay a floating rate based on 3-month LIBOR, Expires 12/01/10, Broker UBS AG		34,800	(67,895)
Receive a fixed rate of 2.72% and pay a floating rate based on 3-month LIBOR, Expires 12/02/10, Broker Bank of America NA		63,800	(759,220)
Receive a fixed rate of 3.32% and pay a floating rate based on 3-month LIBOR, Expires 12/03/10, Broker Citibank NA		50,000	(68,500)
Receive a fixed rate of 2.01% and pay a floating rate based on 3-month LIBOR, Expires 12/15/10, Broker Bank of America NA		52,400	(104,381)
Receive a fixed rate of 3.16% and pay a floating rate based on 3-month LIBOR, Expires 12/29/10, Broker Deutsche Bank AG		58,600	(308,939)
Receive a fixed rate of 3.08% and pay a floating rate based on 3-month LIBOR, Expires 9/14/11, Broker Bank of America NA		27,400	(854,825)
Receive a fixed rate of 3.76% and pay a floating rate based on 3-month LIBOR, Expires 7/23/12, Broker JPMorgan Chase Bank NA		35,000	(1,122,800)
Receive a fixed rate of 4.00% and pay a floating rate based on 3-month LIBOR, Expires 8/13/12, Broker Morgan Stanley Capital Services, Inc.		80,800	(2,207,779)
Receive a fixed rate of 5.00% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank NA		56,200	(1,139,736)
Receive a fixed rate of 3.23% and pay a floating rate based on 6-month EURIBOR, Expires 9/03/13, Broker Citibank NA		53,600	(3,328,721)
Receive a fixed rate of 4.46% and pay a floating rate based on 3-month LIBOR, Expires 8/05/15, Broker Bank of America NA		50,000	(1,376,600)
Receive a fixed rate of 4.47% and pay a floating rate based on 3-month LIBOR, Expires 8/05/15, Broker JPMorgan Chase Bank NA		26,200	(719,609)

Options Written	Notional Amount (000)		Value

Over-the-Counter Put Swaptions (concluded)
Receive a fixed rate of 4.21% and pay a floating rate based on 3-month LIBOR, Expires 8/06/15, Broker Goldman Sachs Bank USA	USD	37,600	$(1,169,886)
Receive a fixed rate of 3.97% and pay a floating rate based on 3-month LIBOR, Expires 8/11/15, Broker Bank of America NA		27,500	(962,198)

			(14,298,435)

Total Options Written (Premium Received — $35,072,892) — (1.0)%			(35,976,999)

Total Investments, Net of Borrowed Bonds, Investments Sold Short, TBA Sale Commitments and Options Written — 133.4%			4,790,850,547
Liabilities in Excess of Other Assets — (33.4)%			(1,198,960,525)

Net Assets — 100.0%			$3,591,890,022

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$13,973,511,096

Gross unrealized appreciation	$168,910,384
Gross unrealized depreciation	(95,059,619)

Net unrealized appreciation	$73,850,765

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933.

These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Non-income producing security.

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation

UBS AG	$23,848,691	—
Morgan Stanley Capital Services, Inc.	$9,565,139	$512,077
Greenwich Financial	$3,570,750	$120,750
Morgan Stanley Capital Services, Inc.	$5,775,000	—

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(g)	Convertible security.

See Notes to Financial Statements.

42	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Schedule of Investments (continued)	Master Total Return Portfolio

(h)	Investments in companies considered to be an affiliate of the Master Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Par/Shares Held at September 30, 2009	Par/Shares Purchased		Par/Shares Sold	Par/Shares Held at September 30, 2010	Value at September 30, 2010	Realized Loss	Income

BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.21%, 12/25/35	$10,162	—		$(1,004)	$9,158	$9,158	$(6)	$1,022
BlackRock Liquidity Funds, TempFund, Institutional Class	2,551,335	18,332,013	[1]	—	20,883,348	$20,883,348	—	22,433
iShares JPMorgan USD Emerging Markets Bond Fund	—	145,000		—	145,000	$16,145,750	—	—

[1]	Represents net purchase cost.

(i)	Security is perpetual in nature and has no stated maturity date.

(j)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(k)	All or a portion of security has been pledged as collateral in connection with swaps.

(l)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

BNP Paribas	$(63,601,736)	$635,440
Banc of America Securities	$356,703,580	$(414,733)
Barclays Capital, Inc.	$167,150,452	$(99,864)
Citigroup Global Markets, Inc.	$623,307,851	$1,774,175
Credit Suisse Securities LLC	$(398,464,731)	$(755,207)
Deutsche Bank Securities, Inc.	$144,176,670	$461,424
Goldman Sachs & Co.	$201,432,537	$761,407
Greenwich Financial Services	$(246,900,924)	$539,811
JPMorgan Securities, Ltd.	$(286,329,923)	$142,526
Morgan Stanley Capital Services, Inc.	$(129,893,067)	$(210,368)
Nomura Securities International, Inc.	$(138,147,542)	$1,233,268
UBS Securities	$(21,986,966)	$274,838
Wells Fargo Bank, NA	$46,423,837	$64,298

(m)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(n)	Represents the current yield as of report date.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of September 30, 2010 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Bank of America	0.13%	7/16/10	Open	$24,051,675	$24,045,263
Barclays Capital Inc.	0.06%	8/5/10	Open	11,045,482	11,041,250
Bank of America	0.26%	8/10/10	10/01/10	51,698,705	51,684,750
Barclays Capital Inc.	0.06%	8/12/10	Open	6,114,570	6,112,500
Credit Suisse Securities (USA) LLC	0.33%	8/18/10	Open	57,509,503	57,491,490
Barclays Capital Inc.	0.22%	9/03/10	10/01/10	9,315,842	9,315,212
Bank of America	0.35%	9/07/10	10/01/10	79,922,010	79,908,312
Bank of America	0.35%	9/07/10	Open	13,005,368	13,003,125

•	Reverse repurchase agreements outstanding as of September 30, 2010 were as follows (concluded):

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Bank of America	0.22%	9/08/10	Open	$13,125,282	$13,123,437
Bank of America	0.24%	9/08/10	Open	28,696,774	28,692,375
Bank of America	0.25%	9/08/10	Open	71,145,699	71,134,337
Bank of America	0.27%	9/08/10	Open	21,624,774	21,621,044
Bank of America	0.29%	9/08/10	Open	11,846,870	11,844,675
Bank of America	0.31%	9/08/10	Open	22,920,414	22,915,875
Barclays Capital Inc.	0.17%	9/14/10	10/01/10	80,635,538	80,630,700
Barclays Capital Inc.	0.23%	9/20/10	Open	28,597,780	28,595,000
JPMorgan Securities, Inc.	0.18%	9/21/10	10/01/10	113,475,856	113,469,615
Barclays Capital Inc.	0.22%	9/23/10	Open	10,764,756	10,764,000
Bank of America	0.12%	9/27/10	Open	5,015,067	5,014,950
Bank of America	0.35%	9/27/10	Open	55,140,395	55,137,500
Barclays Capital Inc.	0.17%	9/29/10	Open	88,048,092	88,045,868
Morgan Stanley Capital Services, Inc.	0.22%	9/29/10	10/01/10	199,383,962	199,382,743
Credit Suisse Securities (USA) LLC	0.40%	9/30/10	10/01/10	154,859,164	154,857,444
Barclays Capital Inc.	0.19%	9/30/10	10/01/10	73,881,765	73,881,375
Bank of America	0.27%	9/30/10	Open	50,625,000	50,625,000
Bank of America	0.45%	9/30/10	Open	17,613,018	17,612,138
Credit Suisse Securities (USA) LLC	0.28%	9/30/10	Open	395,853,990	395,849,569
Credit Suisse Securities (USA) LLC	0.90%	9/30/10	Open	13,493,000	13,493,000

Total				$1,709,410,351	$1,709,292,547

•	Financial futures contracts purchased as of September 30, 2010 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)

1,005	5-Year U.S. Treasury Bond	Chicago Mercantile	December 2010	$121,491,456	$(19,932)
4,354	10-Year U.S. Treasury Bond	Chicago Mercantile	December 2010	$549,402,995	(594,901)
403	30-Year U.S. Treasury Bond	Chicago Mercantile	December 2010	$53,339,911	548,745

Total					$(66,088)

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	43

Schedule of Investments (continued)	Master Total Return Portfolio

•	Financial futures contracts sold as of September 30, 2010 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation

246	2-Year U.S. Treasury Bond	Chicago Mercantile	December 2010	$53,992,688	$(468)
140	10-Year U.S. Treasury Bond	Chicago Mercantile	December 2010	$17,539,109	(107,454)
155	30-Year U.S. Treasury Bond	Chicago Mercantile	December 2010	$21,897,938	(656)
526	Euro-Dollar Future	Chicago Mercantile	December 2010	$130,864,730	(161,870)
530	Euro-Dollar Future	Chicago Mercantile	March 2011	$131,857,139	(99,611)
454	Euro-Dollar Future	Chicago Mercantile	June 2011	$112,831,810	(117,715)
438	Euro-Dollar Future	Chicago Mercantile	September 2011	$108,554,637	(310,263)
406	Euro-Dollar Future	Chicago Mercantile	December 2011	$100,553,114	(236,386)
332	Euro-Dollar Future	Chicago Mercantile	March 2012	$82,167,891	(139,059)
227	Euro-Dollar Future	Chicago Mercantile	June 2012	$56,078,900	(112,113)
189	Euro-Dollar Future	Chicago Mercantile	September 2012	$46,613,694	(100,019)
171	Euro-Dollar Future	Chicago Mercantile	December 2012	$42,088,455	(101,520)
171	Euro-Dollar Future	Chicago Mercantile	March 2013	$42,017,592	(101,846)
111	Euro-Dollar Future	Chicago Mercantile	June 2013	$27,224,697	(63,266)
31	Euro-Dollar Future	Chicago Mercantile	September 2013	$7,597,777	(8,461)

Total					$(1,660,707)

•	Foreign currency exchange contracts as of September 30, 2010 were as follows:

Currency Purchased			Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CHF	73,246,006	EUR	56,160,000	Citibank NA	10/14/10	$(2,003,562)
CHF	18,224,663	EUR	13,750,000	Goldman Sachs Bank USA	10/14/10	(193,969)
CHF	17,680,369	EUR	13,750,000	Royal Bank of Scotland	10/14/10	(747,949)
EUR	69,910,000	CHF	91,405,732	Goldman Sachs Bank USA	10/14/10	2,263,622
EUR	13,750,000	CHF	17,951,450	Royal Bank of Scotland	10/14/10	472,043
EUR	26,965,000	USD	35,236,298	Citibank NA	10/14/10	1,520,311
EUR	30,950,000	USD	39,516,651	Goldman Sachs Bank USA	10/14/10	2,672,004
EUR	26,965,000	USD	35,179,887	Royal Bank of Scotland	10/14/10	1,576,722
EUR	6,725,000	USD	8,557,832	UBS AG	10/14/10	609,170

•	Foreign currency exchange contracts as of September 30, 2010 were as follows (continued):

Currency Purchased			Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

JPY	7,718,780,433	USD	91,555,000	BNP Paribas	10/14/10	$918,747
JPY	2,602,664,455	USD	30,619,052	Citibank NA	10/14/10	561,798
JPY	3,092,941,200	USD	36,880,000	Credit Agricole	10/14/10	174,540
JPY	3,083,760,252	USD	36,780,000	Morgan Stanley Capital Services, Inc.	10/14/10	164,549
JPY	2,423,098,340	USD	28,320,000	Royal Bank of Scotland	10/14/10	709,584
USD	90,140,346	EUR	69,395,000	Citibank NA	10/14/10	(4,453,568)
USD	19,846,235	EUR	15,465,000	Goldman Sachs Bank USA	10/14/10	(1,234,461)
USD	18,405,000	JPY	1,550,593,642	BNP Paribas	10/14/10	(171,666)
USD	37,105,000	JPY	3,110,994,515	BNP Paribas	10/14/10	(165,826)
USD	18,405,000	JPY	1,554,872,805	Citibank NA	10/14/10	(222,932)
USD	73,885,000	JPY	6,203,436,792	Deutsche Bank AG	10/14/10	(434,389)
USD	18,405,000	JPY	1,553,050,710	Goldman Sachs Bank USA	10/14/10	(201,102)
USD	18,245,000	JPY	1,540,060,450	Royal Bank of Scotland	10/14/10	(205,474)
USD	36,550,000	JPY	3,081,550,602	UBS AG	10/14/10	(368,077)
CAD	3,400,000	MXN	42,301,100	JPMorgan Chase Bank NA	10/19/10	(48,915)
MXN	89,794,553	ZAR	50,123,000	Citibank NA	10/19/10	(52,696)
ZAR	49,551,000	MXN	88,645,833	JPMorgan Chase Bank NA	10/19/10	61,920
USD	7,327,296	GBP	4,800,000	Citibank NA	10/20/10	(211,906)
CNY	691,336,485	USD	102,175,000	HSBC Bank	10/27/10	1,151,062
USD	48,578,855	CNY	330,822,000	HSBC Bank	10/27/10	(865,280)
USD	7,891,430	EUR	6,128,000	UBS AG	10/27/10	(460,951)
EUR	48,611,000	USD	65,740,431	UBS AG	11/10/10	507,549
USD	42,575,500	EUR	31,578,600	Deutsche Bank AG	11/10/10	(460,407)
CZK	148,023,000	EUR	5,957,715	UBS AG	11/15/10	77,937
CZK	64,769,250	NOK	21,000,000	UBS AG	11/15/10	24,931
CZK	77,415,468	SEK	29,220,000	JPMorgan Chase Bank NA	11/15/10	(42,652)
EUR	6,902,096	GBP	5,675,000	Royal Bank of Scotland	11/15/10	494,132
GBP	5,365,000	CZK	161,781,307	Deutsche Bank AG	11/15/10	(533,790)
NOK	50,340,000	CZK	156,215,088	UBS AG	11/15/10	(112,587)
SEK	61,662,000	CZK	161,356,443	Deutsche Bank AG	11/15/10	201,360
EUR	3,273,100	USD	4,281,709	UBS AG	11/17/10	178,649
USD	9,451,646	EUR	7,432,000	Citibank NA	11/17/10	(676,178)
CHF	19,004,000	EUR	14,220,825	Citibank NA	11/22/10	(28,559)

See Notes to Financial Statements.

44	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Schedule of Investments (continued)	Master Total Return Portfolio

•	Foreign currency exchange contracts as of September 30, 2010 were as follows (concluded):

Currency Purchased			Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CHF	9,326,000	EUR	7,227,776	UBS AG	11/22/10	$(353,410)
EUR	7,343,279	CHF	9,500,000	UBS AG	11/22/10	333,636
JPY	754,490,000	KRW	10,770,334,750	HSBC Bank	11/22/10	(381,230)
KRW	21,185,119,000	JPY	1,540,061,037	HSBC Bank	11/22/10	78,831
USD	7,445,648	JPY	639,042,825	Citibank NA	11/22/10	(213,364)
EUR	3,891,774	HUF	1,103,784,468	Deutsche Bank AG	11/29/10	(98,290)
EUR	3,545,057	HUF	1,016,196,000	Royal Bank of Scotland	11/29/10	(142,123)
HUF	1,994,275,809	PLN	27,883,000	UBS AG	11/29/10	212,084
PLN	27,883,000	EUR	6,968,391	UBS AG	11/29/10	51,506
USD	5,527,000	ZAR	38,911,185	Citibank NA	11/29/10	(353)
MXN	103,924,257	CAD	8,323,000	Deutsche Bank AG	12/22/10	110,111
NZD	3,560,056	USD	2,605,000	HSBC Bank	1/11/11	(15,019)
USD	2,605,000	IDR	23,424,160,000	HSBC Bank	1/11/11	28,167
USD	3,321,000	UAH	27,020,500	HSBC Bank	1/27/11	(16,675)
CNY	165,411,000	USD	24,592,774	HSBC Bank	7/27/11	328,029
USD	51,087,018	CNY	342,272,803	HSBC Bank	7/27/11	(479,765)

Total						$(114,131)

•	Credit default swaps on single-name issuers — buy protection outstanding as of September 30, 2010 were as follows:

	Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

	Radio Shack Corp.	1.16%	UBS AG	December 2010	$7,625	$(3,335)
	Computer Sciences Corp.	0.88%	Morgan Stanley Capital Services, Inc.	June 2011	$7,770	(35,022)
	NOVA Chemicals Corp.	5.00%	Citibank NA	March 2012	$405	(12,535)
	NOVA Chemicals Corp.	5.00%	JPMorgan Chase Bank NA	June 2012	$555	(15,297)
	Radian Group, Inc.	5.00%	Citibank NA	March 2013	$13,350	(205,302)
	Belo Corp.	5.00%	Barclays Bank Plc	June 2013	$1,665	(251,157)
	Eastman Chemical Co.	0.68%	Morgan Stanley Capital Services, Inc.	September 2013	$7,800	(12,031)
	NOVA Chemicals Corp.	5.00%	Goldman Sachs Bank USA	December 2013	$2,292	(118,748)
	Radian Group, Inc.	5.00%	Citibank NA	June 2015	$13,350	(148,656)
	Alcoa, Inc.	5.00%	Citibank NA	September 2015	$3,750	(146,151)
	Alcoa, Inc.	5.00%	Morgan Stanley Capital Services, Inc.	September 2015	$3,750	(121,924)
	Wells Fargo & Co.	1.00%	Barclays Bank Plc	September 2015	$10,000	(91,259)

•	Credit default swaps on single-name issuers — buy protection outstanding as of September 30, 2010 were as follows (concluded):

	Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

	MGIC Investment Corp.	5.00%	Citibank NA	December 2015	$8,010	$(99,701)
	Sabre Holdings Corp.	5.00%	JPMorgan Chase Bank NA	March 2016	$5,040	(2,287,509)
	Sabre Holdings Corp.	5.00%	JPMorgan Chase Bank NA	March 2016	$5,040	(2,307,960)
	American Greetings Corp.	5.00%	Royal Bank of Scotland Plc	September 2016	$570	(83,409)
	The PMI Group, Inc.	5.00%	Citibank NA	September 2016	$13,350	(86,111)
	Brunswick Corp.	5.00%	Goldman Sachs Bank USA	December 2016	$2,500	31,589

	Total					$(5,994,518)

•	Credit default swaps on traded indexes — buy protection outstanding as of September 30, 2010 were as follows:

	Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

	Dow Jones CDX North America Investment Grade Index Series 14	1.00%	Citibank NA	June 2015	$32,200	$(157,996)
	Dow Jones CDX North America Investment Grade Index Series 14	1.00%	Citibank NA	June 2015	$32,200	(186,732)
	Dow Jones CDX North America Investment Grade Index Series 14	1.00%	Citibank NA	June 2015	$34,420	(172,443)
	Dow Jones CDX North America High Yield Series 14	5.00%	Citibank NA	June 2015	$13,960	(382,192)
	Dow Jones CDX North America High Yield Series 14	5.00%	Citibank NA	June 2015	$11,500	(348,403)
	Dow Jones CDX North America High Yield Series 14	5.00%	Credit Suisse International	June 2015	$2,500	(69,565)
	Dow Jones CDX North America High Yield Series 14	5.00%	Deutsche Bank AG	June 2015	$11,500	(341,361)
	Dow Jones CDX North America High Yield Series 14	5.00%	Morgan Stanley Capital Services, Inc.	June 2015	$23,250	(736,051)
	Dow Jones CDX North America High Yield Series 14	5.00%	Morgan Stanley Capital Services, Inc.	June 2015	$15,500	(205,593)
	Dow Jones CDX North America High Yield Series 14	5.00%	Morgan Stanley Capital Services, Inc.	June 2015	$7,430	(220,549)
	Dow Jones CDX North America High Yield Series 14	5.00%	Morgan Stanley Capital Services, Inc.	June 2015	$11,500	(348,403)

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	45

Schedule of Investments (continued)	Master Total Return Portfolio

•	Credit default swaps on traded indexes — buy protection outstanding as of September 30, 2010 were as follows (concluded):

	Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

	Dow Jones CDX North America High Yield Series 14	5.00%	Morgan Stanley Capital Services, Inc.	June 2015	$6,340	$(184,993)
	ABX Home Equity 06-2 AAA Index	0.11%	Credit Suisse International	May 2046	$33,505	(682,705)
	ABX Home Equity 06-2 AAA Index	0.11%	JPMorgan Chase Bank NA	May 2046	$32,725	52,998

	Total					$(3,983,988)

•	Credit default swaps on single-name issuers — sold protection outstanding as of September 30, 2010 were as follows:

	Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)

	SLM Corp.	5.00%	Barclays Bank Plc	March 2013	BBB–	$5,000	$99,423
	Assured Guaranty Ltd.	5.00%	Citibank NA	September 2015	A+	$2,500	(32,206)
	Assured Guaranty Ltd.	5.00%	Deutsche Bank AG	September 2015	A+	$5,000	27,185
	MetLife, Inc.	1.00%	Citibank NA	September 2015	A–	$13,330	96,100
	MetLife, Inc.	1.00%	Citibank NA	September 2015	A–	$10,000	7,482
	MetLife, Inc.	1.00%	Deutsche Bank AG	September 2015	A–	$7,300	68,277

	Total						$266,261

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Master LLC may pay should a negative event take place as defined under the terms of agreement.

•	Credit default swaps on traded indexes — sold protection outstanding as of September 30, 2010 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[3]	Notional Amount (000)[4]	Unrealized Depreciation

MCDX North America Series 14	0.00%	Goldman Sachs International	June 2020	AA	$10,340	$(365,460)

[3]	Using S&P’s rating.

[4]	The maximum potential amount the Master LLC may pay should a negative event take place as defined under the terms of agreement.

•	Interest rate swaps outstanding as of September 30, 2010 were as follows:

Fixed Rate		Floating Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

0.69	% (a)	3-month LIBOR	Barclays Bank Plc	September 2012	$325,000	$(653,963)
1.67	% (b)	3-month LIBOR	JPMorgan Chase Bank NA	May 2013	$31,000	725,422
2.20	% (b)	3-month LIBOR	Credit Suisse International	June 2015	$75,000	2,661,479
2.09	% (b)	3-month LIBOR	Credit Suisse International	June 2015	$43,300	1,323,759
1.65	% (a)	3-month LIBOR	Citibank NA	August 2015	$75,000	(618,200)
1.63	% (a)	3-month LIBOR	Credit Suisse International	August 2015	$87,500	(636,073)
1.62	% (a)	3-month LIBOR	Deutsche Bank AG	August 2015	$87,600	(593,650)
1.64	% (b)	3-month LIBOR	Goldman Sachs International	August 2015	$43,700	335,946
1.64	% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2015	$89,900	(716,430)
1.66	% (a)	3-month LIBOR	Royal Bank of Scotland Plc	August 2015	$12,600	(109,194)
1.69	% (a)	3-month LIBOR	Royal Bank of Scotland Plc	August 2015	$22,400	(228,556)
1.71	% (a)	3-month LIBOR	Citibank NA	September 2015	$98,620	(1,008,844)
1.57	% (b)	3-month LIBOR	JPMorgan Chase Bank NA	September 2015	$40,000	167,034
1.58	% (b)	3-month LIBOR	Royal Bank of Scotland Plc	September 2015	$35,000	158,716
2.13	% (a)	3-month LIBOR	Barclays Bank Plc	August 2017	$20,200	(123,036)
2.11	% (b)	3-month LIBOR	UBS AG	September 2017	$50,000	219,901
3.51	% (a)	3-month LIBOR	BNP Paribas SA	May 2020	$13,000	(1,128,411)
3.54	% (b)	3-month LIBOR	Deutsche Bank AG	May 2020	$13,000	1,164,064
3.72	% (b)	3-month LIBOR	JPMorgan Chase Bank NA	May 2020	$30,000	3,141,389
3.54	% (b)	3-month LIBOR	Royal Bank of Scotland Plc	May 2020	$8,500	760,188
4.80	% (a)	3-month LIBOR	Barclays Bank Plc	June 2020	$107,600	(16,113,256)
3.35	% (b)	3-month LIBOR	Credit Suisse International	June 2020	$35,100	2,540,421
3.38	% (a)	3-month LIBOR	Deutsche Bank AG	June 2020	$12,800	(956,723)
3.48	% (b)	3-month LIBOR	Royal Bank of Scotland Plc	June 2020	$21,700	1,821,250
2.93	% (b)	3-month LIBOR	Citibank NA	July 2020	$4,200	142,539
3.06	% (b)	3-month LIBOR	Citibank NA	July 2020	$40,000	1,844,603
2.95	% (a)	3-month LIBOR	Credit Suisse International	July 2020	$800	(29,023)
2.98	% (b)	3-month LIBOR	Royal Bank of Scotland Plc	July 2020	$24,800	957,529
3.02	% (a)	3-month LIBOR	Royal Bank of Scotland Plc	July 2020	$32,000	(1,372,942)

See Notes to Financial Statements.

46	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Schedule of Investments (continued)	Master Total Return Portfolio

•	Interest rate swaps outstanding as of September 30, 2010 were as follows (continued):

Fixed Rate		Floating Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

2.61	% (b)	3-month LIBOR	Barclays Bank Plc	August 2020	$52,300	$249,594
2.92	% (a)	3-month LIBOR	Barclays Bank Plc	August 2020	$14,900	(491,312)
2.59	% (a)	3-month LIBOR	Credit Suisse International	August 2020	$35,000	(108,062)
2.50	% (a)	3-month LIBOR	Deutsche Bank AG	August 2020	$113,500	621,734
4.12	% (a)	3-month LIBOR	Goldman Sachs International	August 2020	$27,600	(2,584,525)
2.61	% (b)	3-month LIBOR	Royal Bank of Scotland Plc	August 2020	$50,000	221,683
2.76	% (a)	3-month LIBOR	Royal Bank of Scotland Plc	August 2020	$13,000	(242,036)
2.61	% (b)	3-month LIBOR	BNP Paribas SA	September 2020	$34,900	160,675
2.69	% (a)	3-month LIBOR	Citibank NA	September 2020	$51,000	(553,257)
2.82	% (a)	3-month LIBOR	Citibank NA	September 2020	$4,800	(109,431)
2.62	% (a)	3-month LIBOR	Credit Suisse International	September 2020	$30,800	(155,119)
2.53	% (b)	3-month LIBOR	Deutsche Bank AG	September 2020	$18,800	(50,686)
2.57	% (a)	3-month LIBOR	Deutsche Bank AG	September 2020	$9,800	(6,810)
2.59	% (b)	3-month LIBOR	Deutsche Bank AG	September 2020	$17,200	36,291
2.70	% (b)	3-month LIBOR	Deutsche Bank AG	September 2020	$118,000	1,445,402
2.77	% (a)	3-month LIBOR	Deutsche Bank AG	September 2020	$22,000	(406,883)
2.72	% (a)	3-month LIBOR	JPMorgan Chase Bank NA	September 2020	$125,000	(1,771,555)
2.54	% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	$42,100	59,331
2.56	% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	$41,100	10,724
2.60	% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	$40,200	130,425
2.68	% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	$26,700	(285,140)
2.70	% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	$13,300	(156,302)
2.76	% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2020	$26,000	(465,148)
2.80	% (a)	3-month LIBOR	Royal Bank of Scotland Plc	September 2020	$11,100	(233,805)
2.55	% (a)	3-month LIBOR	UBS AG	September 2020	$15,700	21,572

•	Interest rate swaps outstanding as of September 30, 2010 were as follows (concluded):

Fixed Rate		Floating Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

2.62	% (a)	3-month LIBOR	UBS AG	September 2020	$22,900	$(112,227)
2.58	% (a)	3-month LIBOR	Citibank NA	October 2020	$21,300	—
2.59	% (b)	3-month LIBOR	Citibank NA	October 2020	$34,600	—
2.54	% (a)	3-month LIBOR	Royal Bank of Scotland Plc	October 2020	$34,600	—
3.77	% (b)	3-month LIBOR	Royal Bank of Scotland Plc	October 2024	$15,300	—
3.38	% (b)	3-month LIBOR	Citibank NA	September 2040	$17,400	163,329
3.50	% (a)	3-month LIBOR	Deutsche Bank AG	September 2040	$21,200	(697,411)
3.48	% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2040	$13,800	(396,993)
3.37	% (a)	3-month LIBOR	Royal Bank of Scotland Plc	September 2040	$17,400	(120,952)

Total						$(12,150,955)

(a)	Pays fixed interest rate and receives floating rate.

(b)	Pays floating interest rate and receives fixed rate.

•	Total return swaps outstanding as of September 30, 2010 were as follows:

Interest Rate Payable	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

6.50%	Credit Suisse International	January 2038	$40,117	$(212,426	)(d)
6.50%	Goldman Sachs International	January 2038	$18,924	(142,580	)(d)
6.50%	JPMorgan Chase Bank NA	January 2038	$18,847	(64,088	)(d)
6.50%	JPMorgan Chase Bank NA	January 2038	$45,963	(124,466	)(d)
5.50%	Goldman Sachs International	January 2039	$33,360	379,779	(e)

				$(163,781)

(d)	Based on the change in the return of the Markit IOS Index referencing the interest component of the 6.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

(e)	Based on the change in the return of the Markit IOS Index referencing the interest component of the 5.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to the Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	47

Schedule of Investments (continued)	Master Total Return Portfolio

The following tables summarize the inputs used as of September 30, 2010 in determining the fair valuation of the Master Portfolio’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Assets-Backed Securities	—	$293,228,030	$17,382,858	$310,610,888
Corporate Bonds	—	1,128,959,037	—	1,128,959,037
Foreign Agency Obligations	—	69,421,730	—	69,421,730
Investment Companies	$16,145,750	—	—	16,145,750
Non-Agency Mortgage-Backed Securities	—	800,825,962	44,026,239	844,852,201
Preferred Securities	—	42,185,750	—	42,185,750
Taxable Municipal Bonds	—	75,225,414	—	75,225,414
U.S. Government Sponsored Agency Securities	—	10,387,786,921	—	10,387,786,921
U.S. Treasury Obligations	—	1,046,863,390	—	1,046,863,390
Short-Term Securities:
Money Market Fund	20,883,348	—	—	20,883,348
Borrowed Bond Agreements	—	93,544,681	—	93,544,681
Liabilities:
Investments in Securities:
Borrowed Bonds	—	(93,815,394)	—	(93,815,394)
Investments Sold Short	—	(70,367,933)	—	(70,367,933)
TBA Sale Commitments	—	(9,056,350,988)	—	(9,056,350,988)

Total	$37,029,098	$4,717,506,600	$61,409,097	$4,815,944,795

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Credit contracts	—	$383,054	—	$383,054
Foreign currency exchange contracts	—	16,343,851	—	16,343,851
Interest rate contracts	$687,152	30,968,487	$379,779	32,035,418
Liabilities:
Credit contracts	—	(10,011,890)	(448,869)	(10,460,759)
Foreign currency exchange contracts	—	(16,646,264)	—	(16,646,264)
Interest rate contracts	(2,275,540)	(68,163,815)	(543,560)	(70,982,915)

Total	$(1,588,388)	$(47,126,577)	$(612,650)	$(49,327,615)

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument and options are shown at value.

•	The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset-Backed Securities	Corporate Bonds	Non-Agency Mortgage-Backed Securities	TALF Loans	Total

Assets/Liabilities:
Balance, as of September 30, 2009	$14,543,431	$194,412	$15,999	$(176,205,090)	$(161,451,248)
Accrued discounts/premium	(9,570)	22,006	—	—	12,436
Net realized gain (loss)	(5,876)	—	178	—	(5,698)
Net change in unrealized appreciation/depreciation[2]	2,599,768	207,758	5,598	—	2,813,124
Purchases	—	51,554	—	—	51,554
Sales	(612,416)	—	(8,535)	176,205,090	175,584,139
Transfers in3	3,571,074	—	44,013,238	—	47,584,312
Transfers out[3]	(2,703,553)	(475,730)	(239)	—	(3,179,522)

Balance, as of September 30, 2010	$17,382,858	—	$44,026,239	—	$61,409,097

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at September 30, 2010 was $713,852.

[3]	The Master Portfolio’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

48	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Schedule of Investments (concluded)	Master Total Return Portfolio

The following is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

Assets/Liabilities:	Credit Contracts	Interest Rate Contracts	Total

Balance, as of September 30, 2009	$21,125	—	$21,125
Accrued discounts/premium	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[4]	(104,534)	—	(104,534)
Purchases	—	—	—
Sales	—	—	—
Transfers in5	(365,460)	$(163,781)	(529,241)
Transfers out[5]	—	—	—

Balance, as of September 30, 2010	$(448,869)	$(163,781)	$(612,650)

[4]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on swaps still held at September 30, 2010 was $(104,534).

[5]	The Master Portfolio’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	49

Statement of Assets and Liabilities	Master Total Return Portfolio

September 30, 2010

Assets

Investments at value — unaffiliated (cost — $13,931,775,671)	$14,010,323,605
Investments at value — affiliated (cost — $37,021,929)	37,038,256
Unrealized appreciation on swaps	21,847,833
Unrealized appreciation on foreign currency exchange contracts	15,482,994
Foreign currency at value (cost — $299,361)	303,475
TBA sale commitments receivable	8,967,031,040
Investments sold receivable	1,380,006,672
Reverse repurchase agreements receivable	176,202,013
Investments sold short receivable	70,375,970
Interest receivable	47,239,828
Swaps premiums paid	39,991,943
Swaps receivable	9,277,527
Contributions receivable from investors	6,719,121
Prepaid expenses	49,038

Total assets	24,781,889,315

Liabilities

TBA sale commitments at value (proceeds — $9,060,863,355)	9,056,350,988
Borrowed bonds (proceeds — $93,527,926)	93,815,394
Investments sold short (proceeds — $70,375,970)	70,367,933
Reverse repurchase agreements	1,709,292,547
Options written at value (premiums received — $35,072,892)	35,976,999
Unrealized depreciation on swaps	44,240,274
Unrealized depreciation on foreign currency exchange contracts	15,597,125
Bank overdraft	19
Investments purchased payable	10,105,588,306
Payable due to custodian	29,951,063
Swap premiums received	14,631,566
Swaps payable	9,915,634
Cash held as collateral for reverse repurchase agreements	3,383,000
Investment advisory fees payable	196,194
Margin variation payable	151,887
Interest expense payable	55,503
Other affiliates payable	23,071
Directors’ fees payable	1,184
Other accrued expenses payable	460,606

Total liabilities	21,189,999,293

Net Assets	$3,591,890,022

Net Assets Consist of

Investors’ capital	$3,534,210,233
Net unrealized appreciation	57,679,789

Net Assets	$3,591,890,022

See Notes to Financial Statements.

50	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Statement of Operations	Master Total Return Portfolio

Year Ended September 30, 2010

Investment Income

Interest	$185,276,355
Income — affiliated	23,455

Total income	185,299,810

Expenses

Investment advisory	2,238,333
Accounting services	659,460
Borrowing costs[1]	139,062
Professional	404,361
Custodian	447,477
Directors	87,937
Printing	11,048
Miscellaneous	259,774

Total expenses excluding interest expense	4,247,452
Interest expense	15,179,568

Total expenses	19,427,020
Less fees waived by advisor	(13,143)
Less fees paid indirectly	(1,289)

Total expenses after fees waived and paid indirectly	19,412,588

Net investment income	165,887,222

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments — unaffiliated	75,378,057
Investments — affiliated	(6)
Financial futures contracts	(2,076,243)
Swaps	(20,061,000)
Options written	43,739,757
Foreign currency transactions	6,000,155
Borrowed bonds	(13,631,462)

89,349,258

Net change in unrealized appreciation/depreciation on:
Investments	168,825,770
Financial futures contracts	(4,222,340)
Swaps	(6,263,031)
Options written	(2,359,785)
Foreign currency transactions	(499,547)
Investments sold short	8,037
Borrowed bonds	(287,468)

155,201,636

Total realized and unrealized gain	244,550,894

Net Increase in Net Assets Resulting from Operations	$410,438,116

[1]	See Note 5 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	51

Statements of Changes in Net Assets	Master Total Return Portfolio

	Year Ended September 30,

Increase (Decrease) in Net Assets:	2010	2009

Operations

Net investment income	$165,887,222	$168,909,042
Net realized gain (loss)	89,349,258	(212,646,370)
Net change in unrealized appreciation/depreciation	155,201,636	321,179,419

Net increase in net assets resulting from operations	410,438,116	277,442,091

Capital Transactions

Proceeds from contributions	1,369,758,919	889,293,142
Value of withdrawals	(1,311,961,794)	(1,288,029,428)

Net increase (decrease) in net assets derived from capital transactions	57,797,125	(398,736,286)

Net Assets

Total increase (decrease) in net assets	468,235,241	(121,294,195)
Beginning of year	3,123,654,781	3,244,948,976

End of year	$3,591,890,022	$3,123,654,781

See Notes to Financial Statements.

52	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Statement of Cash Flows	Master Total Return Portfolio

Year Ended September 30, 2010

Cash Used for Operating Activities

Net increase in net assets resulting from operations	$410,438,116
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Increase in interest receivable	(24,191,801)
Increase in swaps receivable	(5,738,136)
Decrease in margin variation receivable	690,529
Decrease in prepaid expenses	11,688
Increase in investment advisory fees payable	27,830
Decrease in interest expense payable	(302,399)
Increase in other affiliates payable	7,672
Increase in other accrued expenses payable	165,409
Increase in margin variation payable	151,887
Increase in swaps payable	6,592,770
Increase in cash held as collateral in connection with reverse repurchase agreements	3,383,000
Decrease in other liabilities	(1,258,741)
Increase in payable due to custodian	29,951,063
Decrease in Officer’s and Directors’ fees payable	(1,105)
Net periodic and termination payments of swaps	(35,084,020)
Net realized and unrealized gain	(242,004,062)
Amortization of premium and accretion of discount on investments	(2,896,720)
Premiums received from options written	145,612,318
Proceeds from sales and paydowns of long-term investments	95,074,731,708
Purchases of long-term investments	(96,516,835,735)
Net purchases of short-term securities	(111,876,694)
Premiums paid on closing options written	(131,237,590)

Cash used for operating activities	(1,399,633,013)

Cash Provided by Financing Activities

Cash receipts from contributions	1,380,456,405
Cash payments on withdrawals	(1,322,568,157)
Cash receipts from borrowings	26,671,468,596
Cash payments on borrowings	(25,329,396,820)
Increase in bank overdraft	(19)

Cash provided by financing activities	1,399,960,005

Cash Impact from Foreign Exchange Fluctuations

Cash impact from foreign exchange fluctuations	3,871

Cash

Net increase in cash and foreign currency	300,863
Cash and foreign currency at beginning of year	2,612

Cash and foreign currency at end of year	$303,475

Cash Flow Information

Cash paid for interest	$15,481,967

A Statement of Cash Flows is presented when the Master Portfolio had a significant amount of borrowings during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	53

Financial Highlights	Master Total Return Portfolio

	Year Ended September 30,

	2010	2009	2008	2007	2006

Total Investment Return

Total investment return	13.05%	10.95%	(5.76)%	4.45%	3.88%

Ratios to Average Net Assets

Total expenses	0.58%	0.17%	0.15%	0.10%	0.12%

Total expenses after fees waived and paid indirectly	0.58%	0.17%	0.15%	0.10%	0.12%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.13%	0.13%	0.10%	0.10%	0.12%

Net investment income	4.97%	6.10%	5.59%	5.35%	4.90%

Supplemental Data

Net assets, end of year (000)	$3,591,890	$3,123,655	$3,244,949	$3,980,172	$2,902,237

Portfolio turnover	1,754%[1]	708%[2]	1,081%[3]	153%	208%

[1]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,248%.

[2]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

[3]	Includes TBA transactions. Excluding these transactions, the portfolio turnover rate would have been 418%.

See Notes to Financial Statements.

54	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Notes to Financial Statements	Master Total Return Portfolio

1. Organization and Significant Accounting Policies:

Master Total Return Portfolio (the “Master Portfolio”) is a part of Master Bond LLC (the “Master LLC”) and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors (the “Board”) to issue non transferable interests in the Master LLC, subject to certain limitations. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: The Master Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Master Portfolio values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Master Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair values, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Master Portfolio’s books and records are maintained in US dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against foreign currency, the Master Portfolio’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Master Portfolio reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgaged-Backed Securities: The Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of

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Notes to Financial Statements (continued)	Master Total Return Portfolio

owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Master Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Master Portfolio invests in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of mortgage assets. The Master Portfolio also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Master Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Borrowed Bond Agreements: In a borrowed bond agreement, the Master Portfolio borrows securities from a third party at an agreed-upon rate, with the commitment that the securities be returned to the lender on an agreed-upon date. Borrowed bond agreements are primarily entered into to enable the Master Portfolio to settle short bond positions. To support the borrowing, the Master Portfolio’s third party broker or prime party broker takes possession of collateral of securities or cash that will be released upon termination of the borrowing. The value of the underlying collateral securities or cash approximates the market value of the borrowed bond transaction, including accrued interest. To the extent that borrowed bond transactions exceed one business day, the value of the collateral in the possession of the Master Portfolio’s prime broker or third party broker is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default by the counterparty and the value of noncash collateral increases, the Master Portfolio’s amount of loss is the unrealized gain of the collateral. Full realization of the collateral by the Master Portfolio may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Master Portfolio may also experience delays in gaining access to the collateral.

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Notes to Financial Statements (continued)	Master Total Return Portfolio

Short Sales: The Master Portfolio may enter into short sale transactions in which the Master Portfolio sells a security it does not hold in anticipation of a decline in the market price of that security. When the Master Portfolio makes a short sale, it will borrow the security sold short and deliver it to the counterparty to which it sold the security short. When the Master Portfolio engages in a short sale, an amount equal to the proceeds received by the Master Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Master Portfolio is required to repay the counterparty any interest received on the security sold short, which is shown as interest expense in the Statement of Operations. The Master Portfolio may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. The Master Portfolio maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Master Portfolio may receive interest on its collateral deposited with the broker-dealer. The Master Portfolio is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Master Portfolio sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Master Portfolio will be able to close out a short position at a particular time or at an acceptable price.

Forward Commitments and When-Issued Delayed Delivery Securities: The Master Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Master Portfolio may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Master Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Master Portfolio assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Master Portfolio’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown on the Schedule of Investments, if any.

TBA Commitments: The Master Portfolio may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Master Portfolio generally enters into TBA transactions with the intent to take possession of or deliver out the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Master Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Master Portfolio accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Master Portfolio’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Master Portfolio. For accounting purposes, treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the Treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Master Portfolio.

Reverse Repurchase Agreements: The Master Portfolio may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Master Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Master Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Master Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Master Portfolio’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Master Portfolio’s obligation to repurchase the securities.

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Notes to Financial Statements (continued)	Master Total Return Portfolio

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, short sales and options written), or certain borrowings (e.g., reverse repurchase agreements, treasury roll transactions and TALF loans) the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended September 30, 2010. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Master Portfolio’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Master Portfolio bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Master Portfolio do not give rise to counterparty credit risk, as options written obligate the Master Portfolio to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which these contracts trade.

The Master Portfolio may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Master Portfolio and each of its respective counterparties. The ISDA Master Agreement allows the Master Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held with each separate counterparty. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Master Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of the ISDA Master Agreements, which would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are

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Notes to Financial Statements (continued)	Master Total Return Portfolio

recognized by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Master Portfolio enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Master Portfolio, help to manage the overall exposure to the currency backing some of the investments held by the Master Portfolio. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Master Portfolio purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including credit risk, foreign currency exchange rate and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Master Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by the Master Portfolio is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Master Portfolio enters into a closing transaction), the Master Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Master Portfolio writes a call option, such option is “covered,” meaning that the Master Portfolio holds the underlying instrument subject to being called by the option counterparty. When the Master Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

The Master Portfolio also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Master Portfolio but not yet delivered, or committed or anticipated to be purchased by the Master Portfolio.

In purchasing and writing options, the Master Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Master Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Master Portfolio purchasing or selling a security at a price different from the current market value.

Swaps: The Master Portfolio enters into swap agreements, in which the Master Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Master Portfolio are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap, which is recognized as realized gain or loss in the Statement of Operations. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Master Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Master Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Master Portfolio enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	59

Notes to Financial Statements (continued)	Master Total Return Portfolio

swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Master Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

•

Total return swaps — The Master Portfolio enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Master Portfolio will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Master Portfolio enters into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of September 30, 2010

	Asset Derivatives		Liability Derivatives

	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Interest rate contracts*	Net unrealized appreciation/depreciation*; Unrealized appreciation on swaps; Investments at value — unaffiliated**	$32,035,418	Net unrealized appreciation/depreciation*; Unrealized depreciation on swaps; Options written at value	$70,982,915

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts; Investments at value — unaffiliated**	16,343,851	Unrealized depreciation on foreign currency exchange contracts; Options written at value	16,646,264

Credit contracts	Unrealized appreciation on swaps	383,054	Unrealized depreciation on swaps	10,460,759

Total		$48,762,323		$98,089,938

*

Includes cumulative unrealized appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only the current day’s margin variation is reported within the Statement of Assets and Liabilities.

**	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Instruments on the Statement of Operations Year Ended September 30, 2010

	Net Realized Gain (Loss) from

	Financial Futures Contracts	Swaps	Options***	Foreign Currency Transactions

Interest rate contracts	$(2,076,243)	$(5,745,556)	$24,896,034	—
Foreign currency exchange contracts	—	—	(444,487)	$7,429,834
Credit contracts	—	(14,315,444)	417,723	—

Total	$(2,076,243)	$(20,061,000)	$24,869,270	$7,429,834

	Net Change in Unrealized Appreciation/Depreciation on

	Financial Futures Contracts	Swaps	Options***	Foreign Currency Transactions

Interest rate contracts	$(4,222,340)	$(13,945,337)	$2,878,375	—
Foreign currency exchange contracts	—	—	(533,294)	$(522,089)
Credit contracts	—	7,682,306	—	—

Total	$(4,222,340)	$(6,263,031)	$2,345,081	$(522,089)

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

60	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)	Master Total Return Portfolio

For the year ended September 30, 2010, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	2,011
Average number of contracts sold	4,583
Average notional value of contracts purchased	$248,323,173
Average notional value of contracts sold	$859,693,596
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	22
Average number of contracts — US dollars sold	20
Average US dollar amounts purchased	$334,635,009
Average US dollar amounts sold	$306,401,982
Options:
Average number of contracts purchased	1,982
Average number of contracts written	1,851
Average notional amount (000) of contracts purchased	$1,395,513
Average notional amount (000) of contracts written	$1,337,474
Average notional value of contracts purchased	$1,399,088,618
Average notional value of contracts written	$1,340,917,971
Credit default swaps:
Average number of contracts — buy protection	43
Average number of contracts — sell protection	3
Average notional value — buy protection	$227,289,517
Average notional value — sell protection	$30,342,500
Interest rate swaps:
Average number of contracts — pays fixed rate	17
Average number of contracts — receives fixed rate	17
Average notional value — pays fixed rate	$667,200,000
Average notional value — receives fixed rate	$641,347,685
Total return swaps:
Average number of contracts	2
Average notional value	$65,727,605

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Master Portfolio for 1940 Act purposes, but BAC and Barclays are not.

The Master LLC, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee at the following annual rates of the Master Portfolio’s and BlackRock High Income Fund of BlackRock Bond Fund, Inc.’s (the “High Income Fund”) average daily net assets:

Portion of Average Daily Value of Net Assets	Rate

Not exceeding $250 million	0.20%
In excess of $250 million, but less than $500 million	0.15%
In excess of $500 million, but not exceeding $750 million	0.10%
In excess of $750 million	0.05%

For the year ended September 30, 2010, the aggregate average daily net asset value of the Master Portfolio and High Income Fund was approximately $4,397,230,000.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds, however, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Master Portfolio’s investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

For the year ended September 30, 2010, the Master Portfolio reimbursed the Manager $86,993 for certain accounting services, which is included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Master Portfolio are officers and/or directors of BlackRock or its affiliates. The Master Portfolio reimburses the Manager for compensation paid to the Master Portfolio’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended September 30, 2010, were $68,394,256,049 and $58,972,390,192 respectively.

Purchases and sales of U.S. government securities for the year ended September 30, 2010, were $19,223,886,653 and $18,472,932,072, respectively.

For the year ended September 30, 2010, purchases and sales of mortgage dollar rolls were $22,307,507,199 and $22,324,010,811, respectively.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	61

Notes to Financial Statements (continued)	Master Total Return Portfolio

Transactions in options written for the year ended September 30, 2010, were as follows:

	Calls			Puts

	Contracts	Notional Amount (000)	Premiums Received	Contracts	Notional Amount (000)	Premiums Received

Outstanding options, beginning of year	—	$956,800	$38,167,102	—	$1,166,800	$41,862,605
Options written	2,362	1,983,927	63,628,871	4,735	2,434,308	81,983,448
Options expired	—	(374,178)	(3,522,931)	(1,422)	(738,058)	(20,757,994)
Options exercised	(1,550)	(341,600)	(15,329,216)	—	(4,000)	(262,570)
Options closed	(812)	(1,574,922)	(67,843,957)	(3,313)	(1,952,382)	(82,852,466)

Outstanding options, end of year	—	$650,027	$15,099,869	—	$906,668	$19,973,023

5. Borrowings:

The Master Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010 and was subsequently renewed until November 2011. The Master Portfolio may borrow under the credit agreement to fund shareholder redemptions. Effective November 2008, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Master Portfolio based on its net assets as of October 31, 2008, a commitment fee of 0.08% per annum based on the Master Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Master Portfolio based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Master Portfolio’s pro rata share of the unused portion of the credit agreement which is included in miscellaneous in the Statement of Operations and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Master Portfolio did not borrow under the credit agreement during the year ended September 30, 2010.

During the years ended September 30, 2009 and September 30, 2010, the Master Portfolio borrowed under the Term Asset-Backed Securities Loan Facility (“TALF”). The TALF program was launched by the U.S. Department of Treasury and the Federal Reserve Board as a credit facility designed to restore liquidity to the market for asset-backed securities. The Federal Reserve Bank of New York (“FRBNY”) provided up to $1 trillion in non-recourse loans to support the issuance of certain AAA-rated asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”). The Master Portfolio posted as collateral already-held Eligible Securities, which were all commercial mortgage-backed securities, in return for non-recourse, 5-year term loans (“TALF loans”) in an amount equal to approximately 85% of the value of such Eligible Securities.

The non-recourse provision of the TALF loans allowed the Master Portfolio to satisfy loan obligations with Eligible Securities, subject to certain conditions, even if the value of the Eligible Securities falls below the outstanding amount of the loan. The Master Portfolio could repay TALF loans prior to the maturity dates with no penalty. Principal and interest due on the loans was typically paid with principal paydowns and interest received from the Eligible Securities. Credit agreements underlying each loan contain provisions to address instances in which interest payments on Eligible Securities fell short of amounts due to the FRBNY. The Master Portfolio paid to the FRBNY a one-time administration fee of 0.20% of the amount borrowed, which was expensed as incurred in the current period by the Fund and is included in borrowing costs in the Statement of Operations. The Master Portfolio also paid a financing fee equal to the 5-year LIBOR swap rate plus 1.00% on the outstanding loan amount payable monthly, which is included in interest expense in the Statement of Operations.

During the year ended September 30, 2010, the Master Portfolio repaid its outstanding TALF loans and the Eligible Securities posted as collateral were returned to the Master Portfolio.

Since the Master Portfolio had the ability to potentially satisfy TALF loan obligations by surrendering Eligible Securities, potential losses by the Master Portfolio associated with the TALF loans were limited to the difference between the amount of Eligible Securities posted at the time of loan initiation and the loan proceeds received by the Master Portfolio.

The Master Portfolio elected to account for the outstanding TALF loans at fair value. The Master Portfolio elected to fair value its TALF loans to more closely align changes in the value of the TALF loans with changes in the value of the Eligible Securities and to reduce the potential volatility in the Statement of Operations which could result if only the Eligible Securities were fair valued. The TALF loans were valued utilizing quotations received from a Board approved pricing service. TALF-eligible Asset-Backed Securities/Collateralized Mortgage-Backed Securities (“ABS/CMBS”) value may be affected by historic defaults and prepayments on the asset pool, expected future defaults and prepayments, current interest rate levels, current and forward modeled ABS/CMBS spread levels. Accordingly, TALF loan valuation methodologies may include, but are not limited to, the following inputs: (i) ABS/CMBS prepayment assumptions, (ii) discount rates and (iii) the non-recourse put option valuation. The resulting TALF loan valuation combines the present value of the future loan cash flows, plus the value of the non-recourse option.

62	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Notes to Financial Statements (concluded)	Master Total Return Portfolio

For the year ended September 30, 2010 the Master Portfolio’s daily average amount of outstanding transactions considered as borrowings from reverse repurchase agreements, treasury roll transactions and TALF loans was approximately $1,357,551,000 and the daily weighted average interest rate was 1.16%.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	63

Report of Independent Registered Public Accounting Firm	Master Total Return Portfolio

To the Investors and Board of Directors of Master Bond LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Total Return Portfolio, of Master Bond LLC (the “Master LLC”), as of September 30, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Total Return Portfolio of Master Bond LLC as of September 30, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 29, 2010

64	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of the BlackRock Balanced Capital Fund, Inc. (the “Fund”) met on April 13, 2010 and May 11 – 12, 2010 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fourteen individuals, eleven of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 13, 2010 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	65

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

At an in-person meeting held on April 13, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 13, 2010 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 11 – 12, 2010 Board meeting.

At an in-person meeting held on May 11 – 12, 2010, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2011. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates and significant shareholders provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April 13, 2010 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Fund ranked in the fourth, fourth and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed the reasons for the Fund’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, the performance was affected by the underperformance of the Master Total Return Portfolio in 2008 and the underperformance of the Master Large Cap Core Portfolio in 2009. The Master Large Cap Core Portfolio’s fundamental orientation, preference for growth visibility and valuation discipline kept it out of many of the high beta cyclical stocks that outperformed during 2009. In 2008, the Fund’s fixed income segment detracted from aggregate performance due primarily to an overweight to high quality spread assets (agency and non-agency mortgages, commercial mortgage backed securities and asset backed securities) and an underweight to U.S. Treasuries.

66	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Board noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided to the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock, which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	67

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2011 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2011. As part of its approval, the Board considered the discussions of BlackRock’s fee structure, as it applies to the Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

68	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Officers and Directors of the Fund and Master Bond LLC

Name, Address and Year of Birth	Position(s) Held with Fund/Master Bond LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board, Director and Member of the Audit Committee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	34 RICs consisting of 98 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Director	Since 2007

Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (a global technology commercialization company) from 2001 to 2007.

				34 RICs consisting of 98 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	34 RICs consisting of 98 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007

Trustee and member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				34 RICs consisting of 98 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				34 RICs consisting of 98 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007

Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company since 2002; Advisory Board Member, BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.

				34 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2007	Professor, Harvard University since 1992.	34 RICs consisting of 98 Portfolios	None

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007

Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.

				34 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.

				34 RICs consisting of 98 Portfolios	None

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	69

Officers and Directors of the Fund and Master Bond LLC (continued)

Name, Address and Year of Birth	Position(s) Held with Fund/Master Bond LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007

Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.

				34 RICs consisting of 98 Portfolios	None

Richard R. West 55 East 52nd Street New York, NY 10055 1938	Director and Member of the Audit Committee	Since 1981	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	34 RICs consisting of 98 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served as a director of the Fund/Master Bond LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund/Master Bond LLC board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

Interested Directors[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.

			169 RICs consisting of 290 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007

Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

			34 RICs consisting of 98 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			169 RICs consisting of 290 Portfolios	None

[3]

Messrs. Davis and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund/Master Bond LLC based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund/Master Bond LLC based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

70	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Officers and Directors of the Fund and Master Bond LLC (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund/Master Bond LLC	Length of Time Served	Principal Occupation(s) During Past Five Years

Officers*

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010

Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007; Director of Goldman Sachs Offshore Funds from 2002 to 2009.

Jeffrey Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s US Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s US Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s US Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2004; Various positions with US Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of US Funds at BlackRock, Inc. since 2006; General Counsel (US) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

* Officers of the Fund/Master Bond LLC serve at the pleasure of the Board.

Further information about the Fund/Master Bond LLC’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC
Plainsboro, NJ 08536

Custodian
Bank of New York Mellon New York, NY 10286

Transfer Agent
BNY Mellon Investment Servicing (US) Inc. Providence, RI 02940

Distributor
BlackRock Investments, LLC New York, NY 10022

Legal Counsel
Willkie Farr & Gallagher LLP New York, NY 10019

Accounting Agent
State Street Bank and Trust Company Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP Princeton, NJ 08540

Address of the Fund
100 Bellevue Parkway Wilmington, DE 19809

Effective September 15, 2010, John M. Perlowski became President and Chief Executive Officer of the Fund/Master Bond LLC.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	71

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at

    http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund/Master Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolios voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

72	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	73

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

74	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010

AWorld-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock S&P 500 Stock Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund
BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock GNMA Portfolio
BlackRock Global Dividend Income Portfolio†
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Multi-Sector Bond Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Opportunities Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios
2015
2020
2025
2030
2035
2040
2045
2050

BlackRock LifePath Portfolios
Retirement
2020
2025
2030
2035
2040
2045
2050
2055

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2010	75

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#10252-9/10

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Balanced Capital Fund, Inc.	$15,000	$37,800	$0	$0	$6,100	$6,100	$312	$1,028
Master Large Cap Core Portfolio of Master Large Cap Series LLC	$34,500	$34,500	$0	$0	$9,200	$9,200	$0	$0
Master Total Return Portfolio of Master Bond LLC	$51,300	$51,300	$0	$0	$9,200	$9,200	$0	$0

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Balanced Capital Fund, Inc.	$17,189	$409,628
Master Large Cap Core Portfolio of Master Large Cap Series LLC	$19,977	$411,700
Master Total Return Portfolio of Master Bond LLC	$20,526	$411,700

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer of
BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: December 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: December 1, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: December 1, 2010